                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                        LA JOLLA PHARMACEUTICAL COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------------

     (4)  Date Filed:

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

                                     [LOGO]

                          ----------------------------


                         LA JOLLA PHARMACEUTICAL COMPANY
                             6455 NANCY RIDGE DRIVE
                           SAN DIEGO, CALIFORNIA 92121

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON FRIDAY, MAY 18, 2001

        The Annual Meeting of Stockholders of La Jolla Pharmaceutical Company, a Delaware corporation (the "Company") will be held at the Company's offices at 6455 Nancy Ridge Drive, San Diego, California 92121, on Friday, May 18, 2001, at 10:00 a.m. for the following purposes:

        1. To elect two Class II directors to the Board of Directors who will serve until the 2004 annual meeting of stockholders and until their successors are duly elected and qualified. 2. To consider and vote on a proposal to amend the Company's 1994 Stock Incentive Plan to increase by 1,700,000 (subject to antidilution adjustments specified in the plan) the total number of shares of the Company's common stock that may be issued under the plan.

        3. To consider and vote on a proposal to amend the Company's 1994 Stock Incentive Plan to increase the maximum number of shares available under awards granted to a single participant in calendar year from 400,000 to 600,000.

        4. To consider and vote on a proposal to amend the Company's 1995 Employee Stock Purchase Plan to increase by 300,000 (subject to antidilution adjustments specified in the plan) the total number of shares of the Company's common stock that may be issued under the plan.

        5. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Company's Board of Directors has fixed the close of business on March 21, 2001 as the record date for determining stockholders entitled to notice of the annual meeting and to vote at the annual meeting.

        All stockholders are cordially invited to attend the meeting. You are urged to sign, date and complete the enclosed proxy card and return it promptly in the enclosed envelope even if you plan to attend the meeting. If you attend the meeting and wish to vote your shares in person, you may do so even if you have signed and returned your proxy card.

                                              By order of the Board of Directors


                                              /s/ GAIL A. SLOAN
                                              ----------------------------------
                                              Gail A. Sloan
                                              Secretary

San Diego, California
April 13, 2001

                         LA JOLLA PHARMACEUTICAL COMPANY
                             6455 NANCY RIDGE DRIVE
                           SAN DIEGO, CALIFORNIA 92121

                                ---------------

                                PROXY STATEMENT

                                ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                              FRIDAY, MAY 18, 2001


                     INFORMATION CONCERNING THE SOLICITATION

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of La Jolla Pharmaceutical Company, a Delaware corporation (the "Company"), to be used at the Company's 2001 Annual Meeting of Stockholders to be held on Friday, May 18, 2001 at 10:00 a.m. and at any and all postponements and adjournments of the meeting. The meeting will be held at the Company's offices at 6455 Nancy Ridge Drive, San Diego, California 92121. This proxy statement and the accompanying proxy card will be first mailed to stockholders on or about April 18, 2001.

        The cost of preparing, assembling and mailing the proxy material and the cost of soliciting proxies will be paid for by the Company. The Company will pay brokers or other persons holding stock in their names or the names of their nominees for the reasonable expenses of forwarding soliciting material to their principals. Proxies may be solicited in person or by telephone, telefax or other electronic means by personnel of the Company who will not receive any additional compensation for such solicitation. In addition, the Company has engaged MacKenzie Partners, Inc. to assist in soliciting proxies for a fee of approximately $8,000 plus reimbursement of reasonable out-of-pocket expenses.


                                     VOTING

        The close of business on March 21, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of the meeting and to vote at the meeting. On that date, there were 35,095,087 shares of the Company's common stock outstanding. Each share is entitled to one vote on any matter that may be presented for consideration and action by the stockholders at the meeting. The holders of a majority of the shares of common stock outstanding on the record date and entitled to be voted at the meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the meeting and any adjournments and postponements thereof. Shares abstained or subject to a broker non-vote are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business.

        With regard to the election of directors, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions from voting and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. If a quorum is present at the meeting, the nominees receiving the greatest number of votes (up to two directors) will be elected. For proposals other than the election of directors, the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting is required for approval. With regard to these proposals, abstentions will be counted in tabulations of the votes cast on a proposal presented to stockholders and will have the same effect as a vote against the proposal, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

        Each proxy submitted by a stockholder will, unless otherwise directed by the stockholder in the proxy, be voted in favor of:

Proposal 1      Election of the two director nominees named in this proxy
                statement;

Proposal 2      Amendment of the Company's 1994 Stock Incentive Plan, as
                amended, to increase by 1,700,000 shares (subject to antidilution adjustments specified in the Plan) the total number of shares of the common stock that may be issued under this plan;

Proposal 3      Amendment of the Company's 1994 Stock Incentive Plan, as
                amended, to increase from 400,000 to 600,000 shares the maximum number of shares available under awards granted to a single participant in a calendar year; and

Proposal 4      Amendment of the Company's 1995 Employee Stock Purchase Plan to
                increase by 300,000 shares (subject to antidilution adjustments specified in the Plan) the total number of shares of common stock that may be issued under this plan.

        In addition, the persons acting as proxies will cast their votes in their discretion for any additional matters that are properly brought up for consideration at the meeting. If you submit a proxy, your shares will be voted according to your direction. You have the power to revoke your proxy at any time before it is voted at the meeting by submitting a written notice of revocation to the Secretary of the Company or by filing with the Company a valid proxy bearing a later date. Your proxy will not be voted if you attend the meeting and elect to vote your shares in person.

        The Board of Directors reserves the right to withhold any proposal described in this proxy statement from a vote at the meeting if the Board of Directors deems a vote on such proposal to be contrary to the best interests of the Company and its stockholders. In that event, the proposal withheld will be neither adopted nor defeated.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        The Company's certificate of incorporation was amended in 1999 to provide for a board of directors divided into three classes, each as nearly equal in number as possible. The terms for each class are staggered over a three-year period. This year, the term of the directors in Class II expires. Accordingly, two directors will be elected at the annual meeting.

        Both of the nominees for election as directors at the meeting set forth below are incumbent directors. These nominees have consented to serve as a director if elected. Unless authority to vote for either of the nominees is withheld in a proxy, shares represented by proxies will be voted FOR such nominees. In the event that any of the nominees for director should before the meeting become unable to serve if elected, shares represented by proxies will be voted for substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. Proxies cannot be voted for more than two directors, the number of nominees herein. To the Company's knowledge, both nominees will be available to serve.

                             NOMINEES FOR DIRECTORS

        Each of the persons listed below is nominated for election to Class II of the Board of Directors (to serve three year terms ending at the 2004 annual meeting and until their respective successors are elected and qualified).

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

        ROBERT A. FILDES, PH.D., 62, has been a director of the Company since 1991. Since January of 1998, Dr. Fildes has served as President of SB2, Inc., a privately held company in the field of antibody technology. From June to December of 1998, Dr. Fildes also served as Chief Executive Officer of Atlantic Pharmaceuticals, a publicly held company in the field of biotechnology. From 1993 until August 1997, Dr. Fildes was the Chairman and Chief Executive Officer of Scotgen Biopharmaceuticals, Inc., a privately held company in the field of human monoclonal antibody technology. Scotgen Biopharmaceuticals filed for Chapter 7 bankruptcy protection under the federal bankruptcy laws in August of 1997. From 1990 to 1993, Dr. Fildes was an independent consultant in the biopharmaceutical industry. Dr. Fildes was the President and Chief Executive Officer of Cetus Corporation from 1982 to 1990. Before his eight years at Cetus, Dr. Fildes was the President of Biogen, Inc. from 1980 to 1982 and the Vice President of Operations for the Industrial Division of Bristol-Myers from 1975 to 1980. Dr. Fildes is currently a Director of Carrington Laboratories, a publicly held company that develops and manufactures products for wound and skin care, and Cytovax Biotechnologies, Inc., a publicly held company that develops and commercializes vaccines and therapeutic products for the prevention and treatment of infectious diseases. Dr. Fildes is also currently the Chairman of Polymerat and a Director of Orbon Corp., which are both privately held companies. Dr. Fildes holds a D.C.C. degree in Microbial Biochemistry and a Ph.D. in Biochemical Genetics from the University of London.

        STEPHEN M. MARTIN, 54, has been a director of the Company since April 2000. Since January 1998, Mr. Martin has served as Vice President Venture Opportunities, CIBA Vision Corporation, a Novartis Company engaged in the research, manufacture and sale of contact lenses, lens care products and ophthalmic pharmaceuticals and as CEO Partner of Hi Tech Partners, LLC, a consulting firm for executive management of early stage technology businesses. From January 1995 to January 1998, Mr. Martin served as President of CIBA Vision Corporation USA and from October 1990 until January 1998, he served as President of CIBA Vision Ophthalmics-US, the ophthalmic pharmaceutical division of CIBA Vision Corporation. Mr. Martin was a Director of CareLinc Corporation, a privately held developer of clinical information management systems until May 2000. Mr. Martin holds 4 issued U.S. Patents for his inventions and a number of European Patents. Mr. Martin holds a B.A. degree from Wake Forest University and attended the Woodrow Wilson College of Law.


                              CONTINUING DIRECTORS

                                     CLASS I
                 Currently serving until the 2003 Annual Meeting
              and until their successors are elected and qualified.

        THOMAS H. ADAMS, PH.D., 58, has been a director of the Company since 1991. Dr. Adams is the founder and Chairman Emeritus of Genta, Inc., a publicly held biotechnology company in the field of antisense technology, and, since September 1998, has been Chairman of the Board and Chief Executive Officer of Leucadia Technologies, a privately held company in the field of medical devices. Before assuming the role of Chairman Emeritus of Genta, Inc. in 1997, Dr. Adams served as Genta, Inc.'s Chief Executive Officer. Before founding Genta in 1989, Dr. Adams founded Gen-Probe, Inc. in 1984 and served as its Chief Executive Officer and Chairman until its acquisition by Chugai Biopharmaceuticals, Inc. in 1989. Before founding Gen-Probe and until 1984, Dr. Adams was Senior Vice President of Research and Development at Hybritech. Eli Lilly and Co. later acquired Hybritech in 1986. Dr. Adams has also held management positions at Technicon Instruments and the Hyland Division of Baxter Travenol, and served as a Director of Biosite Diagnostics, Inc., a publicly held medical research firm, from 1989 to 1998. In addition, Dr. Adams currently serves as a Director of Invitrogen, Inc., a publicly held company that develops, manufactures and markets research tools in kit form and other research products, and XiFin Inc. and Bio-Mems, both private companies. Dr. Adams holds a Ph.D. in Biochemistry from the University of California, at Riverside.

        STEVEN B. ENGLE, 46, currently serves as Chairman of the Board and Chief Executive Officer and joined the Company in 1993 as Executive Vice President and Chief Operating Officer. He assumed the offices of President, Director and Secretary in 1994, became Chief Executive Officer in 1995 and became Chairman of the Board in 1997. He has been a director of the Company since 1994. From 1991 to 1993, Mr. Engle served as Vice President of Marketing and in other senior management positions while at Cygnus Inc., a publicly held company that develops drug delivery systems for therapeutic drugs. From 1987 to 1991, he was Chief Executive Officer of Quantum Management Company, a privately held management-consulting firm serving the pharmaceutical industry. From 1984 to 1987, he was Vice President of Marketing and Divisional General Manager for Micro Power Systems, a privately held company that manufactures high technology products including medical devices. From 1979 to 1984, he was a management consultant at Strategic Decisions Group and SRI International, where he advised pharmaceutical, high technology and other companies. Mr. Engle was the former Chairman of BIOCOM, a regional trade association for the biotechnology and medical devices industries, and is a member of the Board of the Lupus Foundation of America. Mr. Engle holds an MSEE and a BSEE with a focus in biomedical engineering from the University of Texas.

                                    CLASS III
                 Currently serving until the 2002 Annual Meeting
        and until their respective successors are elected and qualified.

        WILLIAM E. ENGBERS, 58, has been a director of the Company since 1991. Since 1999, Mr. Engbers has been a consultant to Landmark Partners, Inc., an investment advisory firm. During 1999, Mr. Engbers was also a consultant to Allstate Insurance Company. Mr. Engbers became a Director of Venture Capital for Allstate Insurance Company in 1997 after serving as Venture Capital Manager since 1989. Before joining Allstate, he was a Vice President at Whitehead Associates, an investment firm, from 1983 to 1987, and Chairman of the Board of Plant Genetics, Inc., a publicly traded biotechnology company, from 1982 to 1989. Mr. Engbers currently serves as a Director of J. Jill Group, Inc., a publicly traded women's apparel company, and as Director of the following privately held companies: Anthra Pharmaceuticals, Hawaiian Wireless and Periodontix, Inc. He is also President of CLS Holdings, LLC, a privately held company. Mr. Engbers has been the Chairman or Director of more than two dozen corporations.

        W. LEIGH THOMPSON, M.D., PH.D., 62, has been a director of the Company since 1996. Dr. Thompson has been President and Chief Executive Officer of Profound Quality Resources, Ltd., a private healthcare consulting firm which provides worldwide consulting services to health institutions and manufacturers, since 1995. From 1982 until 1994, Dr. Thompson was employed by Eli Lilly and Co., retiring as Chief Scientific Officer. Dr. Thompson was Professor of Medicine at Case Western Reserve University from 1974 until 1982 and Professor of Medicine at Indiana University from 1984 to 1995. Dr. Thompson also serves as a Director of BAS, Inc., DepoMed, Inc., Guilford Pharmaceuticals, Inspire Pharmaceuticals, Maret Corporation, Medarex, Inc., Orphan Medical, Inc. and Tanabe Research Laboratories each of which is a privately held medical research firm. Dr. Thompson holds a Ph.D. from the Medical University of South Carolina and a M.D. from The Johns Hopkins University.

                                   PROPOSAL 2
                     AMENDMENT TO 1994 STOCK INCENTIVE PLAN

GENERAL

        The maximum number of shares of the Company's common stock that may be issued pursuant to awards under the Company's 1994 Stock Incentive Plan (the "Option Plan") is currently 3,500,000, and as of March 21, 2001, options covering a total of 3,392,701 shares are outstanding or have been exercised under the Option Plan. Accordingly, only 107,299 shares remain available for new grants. The Company relies heavily upon the Option Plan to recruit, retain, and reward qualified employees and directors, and the Company's Board of Directors has unanimously approved, subject to approval by the Company's stockholders, an amendment of the Option Plan to make available an additional 1,700,000 shares of the Company's common stock for awards under the Option Plan (subject to antidilution adjustments).

SUMMARY OF THE 1994 STOCK INCENTIVE PLAN

        The following is a summary of the principal features of the Option Plan as in effect and as proposed to be amended by Proposals 2 and 3. The summary is qualified in its entirety by the terms of the Option Plan, as proposed to be amended by Proposals 2 and 3. A copy of the Option Plan, as amended, is attached as Appendix A hereto.

        Purpose and Eligibility. The purpose of the Option Plan is to advance the interests of the Company and its stockholders by providing eligible persons with financial incentives to promote the success of the Company's business objectives, by increasing eligible persons' proprietary interest in the Company, and by giving the Company a means to attract and retain directors of appropriate experience and stature. Any director, officer, key employee, consultant or advisor of the Company, as determined by the Compensation Committee of the Board of Directors (the "Compensation Committee"), is eligible to receive grants of stock options, restricted stock, stock appreciation rights, stock payments, performance awards of cash and/or stock and dividend equivalents under the Option Plan ("Incentive Awards"). Currently, it is estimated that approximately 89 persons are eligible for selection to receive Incentive Awards, consisting of approximately 80 employees other than executive officers, 4 executive officers, 1 of whom is also a director, and 5 non-employee directors, including members of the Compensation Committee. In addition to certain Incentive Awards, as discussed below, each of the Company's non-employee directors is entitled to receive an automatic, one-time grant of a Non-qualified Option upon becoming a director, and an annual grant of an additional Non-qualified Option upon each re-election as a director ("Non-Employee Directors' Options").

        Stock Options. Stock options granted under the Option Plan ("Options") may be incentive stock options ("Incentive Options"), which are intended to qualify under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") or non-qualified stock options ("Non-qualified Options"), which do not so qualify. However, the aggregate fair market value of stock with respect to which any employee's Incentive Options first become exercisable during any calendar year (under all plans of the Company and any subsidiary of the Company) may not exceed $100,000, and may be further limited by other requirements of the Internal Revenue Code. If this limitation is exceeded, the excess Incentive Options will be treated as Non-qualified Options.

        The exercise price for each Option (other than Non-Employee Directors' Options) shall be determined by the Compensation Committee at the date of grant and may not be set below the fair market value of the underlying common stock on the date of grant, subject to permissible discounts of up to 15% from fair market value on the date of grant for Non-qualified Options in lieu of salary or bonus. Notwithstanding the foregoing, in no event may the exercise price be less than the par value of the shares of common stock subject to the Option, and the exercise price of an Incentive Option may not be less than such amount that is necessary to enable such option to be treated as an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code. The exercise price of any Option may be paid in cash or any other consideration the Compensation Committee deems acceptable, including delivery of capital stock of the Company (surrendered by or on behalf of the optionee or withheld from the shares otherwise deliverable upon exercise) or surrender of other awards previously granted to the recipient exercising the Option. The Compensation Committee may allow the Company to loan the exercise price to the optionee and/or to allow exercise in a broker-assisted transaction in which the exercise price will not be received until after exercise if the exercise of the Option is followed by an immediate sale of some of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the exercise price.

        Options (other than Non-Employee Directors' Options) granted under the Option Plan vest, become exercisable, and terminate as determined by the Compensation Committee. All Options granted under the Option Plan may be exercised at any time after they vest and before their expiration date or termination, provided that no Option may be exercised more than ten years after the date of its grant, and provided further that the exercise period may be less than 10 years if so required by the Internal Revenue Code. In the absence of a specific written agreement to the contrary, Options will generally terminate (a) immediately upon termination of the recipient's employment with the Company for just cause; (b) 12 months after death or permanent disability; (c) 24 months after normal retirement; and (d) with respect to termination of employment for any reason other than just cause, disability or retirement, three months in the case of Incentive Stock Options and six months in the case of Non-qualified Stock Options; in each case subject to earlier termination on the Option's original expiration date. Notwithstanding the foregoing, however, the Compensation Committee may designate shorter or longer periods after termination of employment to exercise any Option (other than a Non-Employee Directors' Option) if provided for in the instrument evidencing the grant of the Options or if agreed upon in writing by the recipient. Options cease to vest upon termination of employment, but the Compensation Committee may accelerate the vesting of any or all Options that had not become exercisable on or prior to the date of such termination. In the event that a non-employee director ceases to be a director of the Company, the Non-Employee Directors' Options granted to such director are exercisable, to the extent exercisable at that date, for a period of five years after that date or, if sooner, until the expiration of the Non-Employee Directors' Options according to their terms.

        Other Awards. In addition to Options, the Compensation Committee may also grant performance awards, restricted stock, stock appreciation rights ("SARs"), stock payments and dividend equivalents. Performance awards entitle the recipient to a payment in cash or in shares of common stock upon the satisfaction of certain performance criteria. Shares of restricted stock may be granted by the Compensation Committee to recipients who may not transfer the restricted shares until the restrictions are removed or expire. These restrictions shall be for a period of at least one year for performance-based grants and three years for non-performance-based grants. Stock appreciation rights, either related or unrelated to Options, entitle the recipient to payment of the difference between the fair market value of a share of common stock as of a specified date and the exercise price of the related Option or initial base amount, multiplied by the number of shares as to which such SAR is exercised. The Compensation Committee may also approve stock payments of the Company's common stock to any eligible person and may also grant dividend equivalents payable in cash, common stock or other awards to recipients of Options, SARs or other awards denominated in shares of common stock. For all such awards, the Compensation Committee shall generally determine the relevant criteria, terms and restrictions.

        Non-Employee Directors' Options. Under the Option Plan, each of the Company's non-employee directors automatically receives, upon becoming a non-employee director, a one-time grant of a Non-qualified Option to purchase up to 40,000 shares of the Company's common stock at an exercise price equal to the fair market value of a share of the common stock on the date of grant. These Non-Employee Directors' Options have a term of ten years and vest with respect to 25% of the underlying shares on the grant date and with respect to an additional 25% of the underlying shares on the date of each of the first three annual stockholders' meetings following the grant date (or, if an annual meeting occurs within six months after the grant date, then on the second, third and fourth anniversaries of the grant date), but only if, on the date of each such annual meeting, the recipient is continuing as a director for the ensuing year.

        Further, each non-employee director of the Company, upon each re-election to the Board of Directors or who is continuing as a director without being re-elected due to the classification of the Board of Directors, automatically receives a grant of an additional Non-qualified Option to purchase up to 10,000 additional shares of the Company's common stock. These additional Non-Employee Directors' Options have a term of ten years and will vest and become exercisable upon the earlier to occur of (a) the first anniversary of the grant date or (b) immediately prior to the annual meeting of stockholders of the Company next following the grant date, if the director has remained a director for the entire period from the grant date to such earlier date. The exercise price for these additional Non-Employee Directors' Options is the fair market value of the Company's common stock on the date of their grant.

        Option Plan Provisions Regarding Section 162(m) of the Internal Revenue Code. In general, Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount of compensation that may be deducted by the Company in any tax year with respect to each of the Chief Executive Officer of the Company and its other four most highly compensated officers, including any compensation relating to an award under the Option Plan. The Option Plan is designed to allow the Company to grant awards that are not subject to the $1 million limit of Section 162(m). No one employee may be granted any awards with respect to more than 400,000 shares of common stock (600,000 shares if Proposal 3 is approved) or in excess of $1 million in any one calendar year; provided, however, that this limitation will not apply if it is not required in order for the compensation attributable to such awards to qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code and the regulations issued thereunder. Furthermore, if Internal Revenue Code Section 162(m) would otherwise apply and if the amount of compensation a person would receive under an award is not based solely on an increase in the value of the underlying common stock of the Company after the date of grant or award, the Compensation Committee is authorized to condition the grant, vesting, or exercisability of such an award on the attainment of a pre-established objective performance goal. The Option Plan defines a pre-established objective performance goal to include one or more of the following performance criteria:
(a) cash flow, (b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return,
(e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating margin, (i) return on operating revenue, (j) attainment of stated goals related to the Company's research and development or clinical trials program, (k) attainment of stated goals related to the Company's capitalization, costs, financial condition or results of operations and (l) any other similar performance criteria.

        Finally, if it is intended that an award qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code and the regulations thereunder, and the amount of compensation an eligible person could receive under the award is based solely on an increase in value of the underlying stock after the date of the grant or award, then the payment of any dividend equivalents related to the award shall not be made contingent on the exercise of the award.

        Securities Subject to the Option Plan. No more than 3,500,000 shares of common stock (5,200,000 shares if this Proposal 2 is approved) may be issued pursuant to or upon exercise of awards granted under the Option Plan. Shares of common stock subject to unexercised portions of any award that expire, terminate or are canceled, and shares of common stock issued pursuant to an award that are reacquired by the Company pursuant to the terms of the award under which the shares were issued, will again become eligible for the grant of further awards under the Option Plan. The number and kind of shares of common stock or other securities available under the Option Plan in general, as well as the number and kind of shares of common stock or other securities subject to outstanding awards and the price per share of such awards, may be proportionately adjusted to reflect stock splits, stock dividends and other capital stock transactions. If the Company is the surviving corporation in any merger or consolidation, each outstanding Option will entitle the optionee to receive the same consideration received by holders of the same number of shares of the Company's common stock in such merger or consolidation.

        Change in Control. In the event of a change in control, all Non-Employee Directors' Options and any other Incentive Awards specified by the Compensation Committee or the Board of Directors shall immediately vest and become exercisable, and all conditions thereto shall be deemed to have been met. For purposes of the Option Plan, a change in control includes any of the following: the approval by stockholders of a reorganization, merger or consolidation in which would result in more than 50% of voting securities of the Company are not represented by holders of such securities prior thereto; the approval by stockholders of a recapitalization of the Company in which any person acquires more than 40% of the combined voting power of the Company's then outstanding voting securities; a liquidation or dissolution of the Company; the acquisition of 40% or more of the Company's voting securities by any person; or a majority change in membership of the Board of Directors without the approval of the Board of Directors.

        Non-Assignability of Awards. Awards are generally not transferable by the recipient during the life of the recipient. Awards are generally exercisable during the life of a recipient only by the recipient.

        Awards Documentation. An agreement duly executed on behalf of the Company and by the recipient or a confirming memorandum issued by the Company to the recipient, setting forth such terms and conditions applicable to the award, will evidence awards granted under the Option Plan.

        Rights With Respect to Common Stock. No recipient of an award under the Option Plan or permitted transferee of the award will have any rights as a stockholder with respect to any shares issuable or issued in connection with the award until the Company receives all amounts payable in connection with exercise of the award and performance by the recipient of all obligations thereunder.

        Administration, Amendment and Termination. The Option Plan is administered by the Compensation Committee, which consists of at least two non-employee directors of the Company appointed by the Company's Board of Directors, each of whom is required to qualify as a "Non-Employee Director" under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided however, that the Board of Directors may, in lieu of the Compensation Committee, exercise any authority granted to the Compensation Committee under the Option Plan. The Compensation Committee has the authority to: interpret the Option Plan and any agreements defining the rights and obligations of recipients of awards granted under the Option Plan; determine the terms and conditions of awards; prescribe, amend and rescind the rules and regulations of the Option Plan; and make all other determinations necessary or advisable for the administration of the Option Plan. If awards are to be made to persons subject to Section 162(m) of the Internal Revenue Code and such awards are intended to constitute performance-based compensation, then each of the Compensation Committee's members must be an "outside director," as such term is defined in Section 162(m) of the Internal Revenue Code.

        The Compensation Committee, in its discretion, selects from the class of eligible persons those individuals to whom awards will be granted and determines the nature, dates, amounts, exercise prices, vesting periods and other relevant terms of such awards. The Compensation Committee may, with the consent of the recipient of an award, modify the terms and conditions, accelerate or extend the vesting or exercise period, and adjust or reduce the purchase price of such award. However, the Compensation Committee has no authority or discretion with respect to recipients, timing, vesting, underlying shares or exercise price of Non-Employee Directors' Options, which matters are specifically governed by the provisions of the Option Plan. Awards may be granted under the Option Plan until the tenth anniversary of the Option Plan's effective date.

        On March 21, 2001, the market value of the Company's common stock was $5.50 per share, options to purchase 179,541 shares had been exercised under the Option Plan, Options to purchase 3,213,160 shares were outstanding under the Option Plan at exercise prices ranging from $0.344 to $12.063 per share, and 107,299 shares remained available for future awards under the Option Plan. If this Proposal 2 is approved, an additional 1,700,000 shares will be available for future awards under the Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

        The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by the Company is based on the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under foreign, state and local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the Option Plan will vary depending upon the specific facts and circumstances involved and PARTICIPANTS ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS WITH REGARD TO ALL CONSEQUENCES ARISING FROM THE GRANT OR EXERCISE OF AWARDS AND THE DISPOSITION OF ANY ACQUIRED SHARES.

        Incentive Options. Except as discussed below, a recipient of an Incentive Option generally will not owe tax on the grant or the exercise of the option if the recipient exercises the option while the recipient is an employee of the Company (or of any parent or subsidiary corporation of the Company) or within three months following termination of the recipient's employment (or within one year, if termination was due to a permanent and total disability).

        If the recipient of the Incentive Option sells the shares acquired upon the exercise of the option at any time within one year after the date the Company transfers those shares to the recipient or two years after the date the Company grants the Incentive Option to the recipient, then:

        * if the recipient's sales price exceeds the purchase price paid for the shares upon exercise of the Incentive Option, the recipient will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the shares on the date of exercise over the purchase price paid for the shares upon exercise of the Incentive Option; or

        * if the recipient's sales price is less than the purchase price paid for the shares upon exercise of the Incentive Option, the recipient will recognize a capital loss equal to the excess of the purchase price paid for the shares upon exercise of the Incentive Option over the sales price of the shares.

        If the recipient sells shares acquired upon exercise of an Incentive Option at any time after the recipient has held the shares for at least one year after the date the Company transfers the shares to the recipient pursuant to the recipient's exercise of the Incentive Option and at least two years after the date the Company grants the recipient the Incentive Option, then the recipient will recognize capital gain or loss equal to the difference between the sales price and the purchase price paid for the shares upon exercise of the Incentive Option. If the recipient is an "insider" (as defined below), the recipient is advised to consult a tax advisor about the possibility of making an election under Section 83(b) of the Internal Revenue Code upon exercise of an Incentive Option.

        The amount by which the fair market value of shares the recipient acquires upon exercise of an Incentive Option (determined as of the date of exercise) exceeds the purchase price paid for the shares upon exercise of the Incentive Option will be included as a positive adjustment in the calculation of the recipient's "alternative minimum taxable income" in the year of exercise. The "alternative minimum tax" will generally equal the amount by which 26% or 28% (depending upon the amount of the recipient's alternative minimum taxable income reduced by certain exemption amounts) of the recipient's alternative minimum taxable income (reduced by certain exemption amounts) exceeds the recipient's regular income tax liability for the year. Before exercising an Incentive Option, a recipient should determine whether and to what extent exercise of an Incentive Option will result in alternative minimum tax in the year of exercise.

        In the case of an early disposition of shares by a recipient that results in the recognition of ordinary income, the Company will be entitled to a deduction equal to the amount of such ordinary income. If the recipient holds the shares for the requisite period described above and therefore solely recognizes capital gain upon the sale of such shares, the Company is not entitled to any deduction.

        Non-qualified Options. The Company's grant of a Non-qualified Option to a recipient is generally not a taxable event for the recipient. Upon the exercise of a Non-qualified Option, the recipient will generally recognize ordinary income equal to the excess of the fair market value of the shares the recipient acquires upon exercise (determined as of the date of exercise) over the purchase price paid for the shares upon exercise of the Non-qualified Option. The Company generally will be entitled to deduct as a compensation expense the amount of such ordinary income. Provided the shares are held as a capital asset, the recipient's subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the purchase price paid for the shares plus the ordinary income recognized with respect to the shares, and such capital gain or loss will be taxable as long term or short term capital gain or loss depending upon the recipient's holding period after exercise. If the recipient is an "insider" (as defined below), the recipient is advised to consult a tax advisor about the possibility of making an election under Section 83(b) of the Internal Revenue Code upon exercise of a Non-qualified Option.

        Stock Appreciation Rights. Generally, the holder of a stock appreciation right will recognize ordinary income equal to the amount paid by the Company pursuant to the stock appreciation right on the date the holder receives payment. If the Company places a limit on the amount that will be payable under a stock appreciation right, the holder may recognize ordinary income equal to the value of the holder's right under the stock appreciation right at the time the value of such right equals such limit and the stock appreciation right is exercisable. The Company will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the holder.

        Stock Purchase Rights -- Restricted Stock. Under the Option Plan, the Company is authorized to grant rights to purchase the Company's restricted common stock subject to a right to repurchase such stock at the price paid by the participant if the participant's employment relationship with the Company terminates prior to the lapse of such repurchase right. In general, there will be no tax consequences to a participant upon the grant of a right to purchase such restricted stock or upon purchase of such restricted stock. Instead, the participant will be taxed at ordinary income rates at the time the Company's repurchase rights expire or are removed on an amount equal to the excess of the fair market value of the stock at that time over the amount the participant paid to acquire such stock. A participant who acquires restricted stock, however, may make an election under Section 83(b) of the Internal Revenue Code with respect to such stock. If such an election is timely made, the participant is taxed at ordinary income rates in the year in which the participant acquires the restricted stock. The ordinary income the participant must recognize is equal to the excess of the fair market value of the stock at the time of the participant's acquisition of the stock (determined without regard to the restrictions) over the amount that the participant paid to acquire such stock. If a participant makes a timely election under Section 83(b) of the Internal Revenue Code with respect to restricted stock, the participant generally will not be required to report any additional income with respect to such restricted stock until he disposes of such stock, at which time he or she will generally recognize capital gain or loss (provided the shares are held as a capital asset) equal to the difference between the sales price and the sum of the purchase price paid (if any) for the shares plus the ordinary income recognized pursuant to the election under Section 83(b) of the Internal Revenue Code. In the event that a participant forfeits restricted stock with respect to which an election under Section 83(b) of the Internal Revenue Code has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant's purchase price for such stock). The Company generally will be entitled to a deduction equal to the amount of ordinary income (if any) recognized by a participant with respect to restricted stock for the taxable year of the Company in which, or with which, ends the taxable year in which such amount is included in the gross income of the participant.

        Other Awards. In addition to the types of awards described above, the Option Plan authorizes certain other awards that may include payments in cash, the Company common stock, or a combination of cash and common stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, a participant who receives an award payable in cash will recognize ordinary income, and the Company will be entitled to a deduction, with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment. In general, the sale or grant of stock to a participant under the Option Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of
Section 83 of the Internal Revenue Code in the hands of the participant. (For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture.) In such case, the participant will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, that the participant paid for such stock. Stock that at the time of receipt by a participant is subject to restrictions that constitute a substantial risk of forfeiture and that is not transferable within the meaning of Internal Revenue Code Section 83 generally will be taxed under the rules applicable to restricted stock as described above.

        Withholding. In the event that an optionee or other recipient of an award under the Option Plan is an employee of the Company, the Company ordinarily will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such optionee or other award recipient in connection with stock options or other awards under the Option Plan.

        Special Rules Applicable to "Insiders." If a recipient of an award is an "insider" (a director, officer or other individual subject to Section 16 of the Exchange Act), the recipient may be required to defer determination of the amount of income and the timing of income recognition in connection with an award under the Option Plan, and the beginning of the holding period for any shares the recipient receives, until the expiration of any period during which the recipient would be restricted from disposing of any shares the recipient received. The recipient will not be required to defer these determinations if the recipient makes a valid election under Section 83(b) of the Internal Revenue Code. If a recipient is an insider, the recipient is advised to consult a tax advisor to determine the tax consequences of exercising Options granted to the recipient under the Option Plan.

        Certain Additional Rules Applicable to Awards. The terms of awards granted under the Option Plan may provide for accelerated vesting in connection with a change in control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Internal Revenue Code. Under these provisions, a participant will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment. Participants are advised to consult their tax advisors as to whether accelerated vesting or payment of an award in connection with a change in the Company's control would give rise to an excess parachute payment.

        The Company generally is entitled to a deduction equal to the ordinary income recognized by a recipient in connection with an award. However, the Company's deduction (including the deduction related to ordinary income recognized by a recipient) for compensation paid to the Chief Executive Officer and the other four most highly compensated officers may be limited to $1 million per person annually. Depending on the nature of the award, all or a portion of the ordinary income attributable to certain awards granted under the Option Plan may be included in the compensation subject to such deduction limitation.

        Special rules will apply in cases where a recipient pays the exercise price of the award or applicable withholding tax obligations under the Option Plan by delivering any previously owned common stock or by reducing the number of shares of common stock otherwise issuable pursuant to the award. Participants who contemplate taking any such action are advised to consult with their personal tax advisors regarding the tax consequences of such action.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        Each of the current directors and each of the executive officers designated from time to time by the Compensation Committee is eligible to receive awards under the Option Plan. Pursuant to the Option Plan, each of the directors and executive officers, among others, is eligible to receive Incentive Awards. Dr. Fildes and Mr. Martin, if re-elected as directors at the Meeting, along with each continuing non-employee director, will each automatically receive a Non-Employee Directors' Option to purchase up to 10,000 shares of the Company's common stock on May 18, 2001, and on the dates of future annual meetings if continuing as directors.

PLAN BENEFITS

        Future participation in the Option Plan by executive officers and other employees is not determinable, nor can it be determined what benefits would have been received by or allocated to executive officers and other employees had the plan been in effect for the last completed fiscal year.

        The following table summarizes certain information with respect to benefits that will be received by the directors standing for re-election as non-employee directors:


                                      1994 STOCK INCENTIVE PLAN
-------------------------------------------------------------------------------------------------------------
                                                                                                    Number of
Name                                                                              Dollar Value       Shares
----                                                                              ------------      ---------
Steven B. Engle                                                                        (1)                (1)

Matthew D. Linnik, Ph.D                                                                (1)                (1)

Andrew Wiseman, Ph.D                                                                   (1)                (1)

Gail A. Sloan                                                                          (1)                (1)

All current executive officers, as a group (4 persons)                                 (1)                (1)

All employees, including current officers who are not executive officers,
as a group (80 persons)                                                                (1)                (1)

Non-employee directors (5 persons)(2)                                                  (3)          20,000(4)

(1)  Not determinable.

(2) Includes all current non-employee directors and those standing for re-election.

(3) The exercise price for each Non-Employee Director Option granted under the Option Plan is the fair market value of the Company's common stock on the date of grant.

(4) Represents the number of shares underlying Non-Employee Director Options that will automatically be granted under the Option Plan if each of the directors standing for re-election as a non-employee director is re-elected at the 2001 Annual Meeting of Stockholders. Any other awards to non-employee director pursuant to the Compensation Committee's discretion are not determinable.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting, at which a quorum representing a majority of all outstanding shares of common stock of the

Company is present and entitled to vote, is required to approve Proposal 2. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2.


                                   PROPOSAL 3
                   AMENDMENT TO THE 1994 STOCK INCENTIVE PLAN

        If an award under the Option Plan is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code, then under the terms of the Option Plan, the annual amount of shares available under awards granted to a participant cannot exceed 400,000 shares. Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount of compensation that may be deducted by the Company in any year with respect to each of the Chief Executive Officer of the Company and its other four most highly compensated officers, including deductions attributable to awards under the Option Plan. The $1 million deduction limit of Section 162(m) of the Internal Revenue Code, however, does not apply to "performance-based compensation." For awards under the Option Plan to constitute "performance-based compensation," one requirement is that the stockholders approve the maximum number of shares for which grants may be made to any participant during a specified period.

        The current annual limit, which was previously approved by the Company's stockholders in 2000, is 400,000 shares. On February 9, 2001, the Board of Directors unanimously voted to approve an amendment to the Option Plan to increase the annual limit to 600,000. In order to preserve the deductibility of compensation expense relating to awards granted under the Option Plan, the Board of Directors is seeking the favorable approval of the Company's stockholders to amend the Option Plan in this regard.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        Each of the current directors and each of the executive officers is eligible to participate in the Option Plan. Participation in the Option Plan is at the discretion of the Committee and accordingly, future participation by directors, executive officers and other employees under the Option Plan is not determinable. However, if this proposal is approved, the maximum number of shares available under awards granted to any single participant, including the directors and executive officers, in any calendar year would be raised from 400,000 to 600,000.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting, at which a quorum representing a majority of all outstanding shares of common stock of the Company is present and entitled to vote, is required to approve Proposal 3. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 3.


                                   PROPOSAL 4
               AMENDMENT TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

        The maximum number of shares of the Company's common stock that may be issued under the Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan") is currently 500,000 shares. As of March 21, 2001, 375,648 shares have been issued under the Purchase Plan and 124,352 shares remain available for issuance. The Purchase Plan permits qualifying employees of the Company to purchase shares of the Company's common stock every three months at a price that is 85% of the fair market value of the common stock at certain specified dates. The Company uses the Purchase Plan as an incentive to employees and to encourage employee ownership in the Company. By increasing employee stock ownership, the Company hopes to align the interests of its employees with the interests of its stockholders. On February 9,

2001, the Board of Directors unanimously approved, subject to stockholder approval, an amendment to the Purchase Plan to make available an additional 300,000 shares of the Company's common stock (subject to antidilution adjustments) for issuance to qualifying employees.

SUMMARY OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

        The following summary of the principal features of the Purchase Plan, is qualified in its entirety by the terms of the Purchase Plan, as proposed to be amended, a copy of which is attached as Appendix B hereto.

        Purpose and Eligibility. The purpose of the Purchase Plan is to maintain competitive equity compensation programs and to provide employees of the Company with an opportunity and incentive to acquire a proprietary interest in the Company through the purchase of Common Stock, thereby more closely aligning the interests of the Company's employees and stockholders. The Purchase Plan, and the right of participants to make purchases of the Company's Common Stock thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Subject to certain limitations imposed by Section 423 of the Internal Revenue Code, any employee of the Company or, in the discretion of the Purchase Plan's administrator, a subsidiary of the Company, whose customary employment is for more than five months per calendar year and for more than 20 hours per week is eligible to participate in the Purchase Plan.

        There are approximately 84 employees currently eligible to participate in the Purchase Plan, including 4 executive officers and employee-directors. Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions to be allocated to the purchase of Common Stock under the Purchase Plan. Accordingly, future purchases by executive officers and other employees under the Purchase Plan are not determinable.

        Offering Dates and Grants of Options. The Purchase Plan is implemented by a series of consecutive and overlapping "Offering Periods" commencing on each January 1, April 1, July 1 and October 1 during the term of the Purchase Plan. Offering Periods generally last for 24 months each, provided that the Administrator of the Purchase Plan may alter the duration of the Offering Periods without stockholder approval if the change is announced at least 15 days before the commencement of the first Offering Period to be affected. The first day of each Offering Period is an "Enrollment Date." Each Offering Period is generally composed of eight three-month "Purchase Periods." The last day of each Purchase Period, i.e., each March 31, June 30, September 30 and December 31, is an "Exercise Date" under the Purchase Plan.

        Eligible Employees desiring to participate in the Purchase Plan may enroll in an Offering Period by delivering to the Company a subscription agreement at least five business days prior to the Enrollment Date for that Offering Period. The subscription agreement specifies a whole number percentage from 1% to 10% of the Eligible Employee's base salary or hourly compensation and any cash bonus to be deducted from the Eligible Employee's paychecks during the Offering Period and applied to the purchase of Common Stock under the Purchase Plan. The Eligible Employee then receives an "Option" to purchase on each Exercise Date during the Offering Period up to that number of shares of Common Stock determined by dividing $6,250 by the fair market value of a share of Common Stock on the Enrollment Date (the "Periodic Exercise Limit"). Notwithstanding the foregoing, no participant may receive an Option (a) if immediately after such grant, the participant would own stock and/or outstanding options to purchase stock possessing five percent or more of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, or (b) which permits the participant's rights to purchase stock under all employee stock purchase plans of the Company and any of its subsidiaries to accrue at a rate in excess of $25,000 worth of stock (determined at the fair market value of the stock at the time such Option is granted) in any calendar year.

        Eligible Employees may participate in only one Offering Period at a time. A participant's subscription agreement remains in effect for successive Offering Periods unless the participant withdraws as described below.

        Payroll Deductions, Exercise, and Purchase Price. During the Offering Period, the Company deducts from a participant's paychecks the amount specified in the participant's subscription agreement, and such deducted amounts are credited to a "Plan Account" maintained by the Company for the participant. A participant may increase or decrease (subject to such limits as the Administrator may impose) the rate of his or her payroll deductions during any Purchase Period by filing with the Company a new subscription agreement authorizing such a change in the payroll deduction rate. A participant may not make additional payments into his or her Plan Account. No interest accrues on payroll deductions under the Purchase Plan, and the Company may use all payroll deductions for any corporate purpose with no obligation to segregate such amounts.

        Unless a participant withdraws from the Offering Period as described below, such participant's Option will be exercised automatically on each Exercise Date of the Offering Period to purchase the maximum number of shares of Common Stock that can be purchased at the applicable Purchase Price with the payroll deductions accumulated in the participant's Plan Account and not yet applied to the purchase of shares under the Purchase Plan, subject to the Periodic Exercise Limit. If, due to the Periodic Exercise Limit, there remains in a participant's Plan Account immediately following exercise of such participant's Option on an Exercise Date any cash accumulated during the Purchase Period immediately preceding such Exercise Date and not applied to the purchase of shares under the Purchase Plan, such cash will be promptly returned to the participant.

        The "Purchase Price" of the Option on each Exercise Date is an amount equal to 85% of the fair market value of a share of Common Stock on the Exercise Date or on the Enrollment Date for the Offering Period in which such Exercise Date occurs, whichever is lower. If the fair market value of the Common Stock on any Exercise Date is lower than the fair market value of the Common Stock on the Enrollment Date for the Offering Period in which such Exercise Date occurs, then all participants in such Offering Period will be automatically withdrawn from such Offering Period immediately after the exercise of their Options on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

        Withdrawal; Termination of Employment. A participant may withdraw from an Offering Period by giving written notice to the Company at least five business days before the next Exercise Date. On or promptly following the effective date of any withdrawal, all (but not less than all) of the withdrawing participant's payroll deductions credited to his or her Plan Account and not yet applied to the purchase of shares under the Purchase Plan will be paid to such participant, and on the effective date of such withdrawal such participant's Option for the Offering Period will be automatically terminated and no further payroll deductions for the purchase of shares will be made unless the participant delivers to the Company a new subscription agreement with respect to a subsequent Offering Period.

        Promptly after a participant's ceasing to be an Eligible Employee for any reason the payroll deductions credited such participant's Plan Account and not yet applied to the purchase of shares under the Purchase Plan will be returned to such participant or, in the case of his or her death, to the participant's designated beneficiary.

        Administration, Amendment and Termination of Plan. The Purchase Plan will be administered by the Compensation Committee, which will have the authority to interpret the Purchase Plan, prescribe rules and regulations, and make all other determinations necessary or advisable for the administration of the Purchase Plan. The Compensation Committee will be entitled to amend the Purchase Plan to the extent necessary to comply with and qualify under Rule 16b-3 under the Securities Exchange Act of 1934, as amended and Section 423 of the Internal Revenue Code, change the Purchase Periods and/or Offering Periods, limit the frequency and/or number of changes in payroll deductions during Purchase Periods and/or Offering Periods, and establish such other limitations or procedures as the Compensation Committee determines in its sole discretion to be advisable and which are consistent with the Purchase Plan.

        The Compensation Committee may, at any time and for any reason, terminate or amend the Purchase Plan. To the extent necessary to comply with or qualify under Rule 16b-3 or Section 423, such amendments will be subject to stockholder approval. Unless sooner terminated by the Compensation Committee, the Purchase Plan will continue in effect for a term of 20 years.

        The Compensation Committee will consist of three or more members of the Company's Board of Directors, each of whom shall be disinterested within the meaning of Rule 16b-3, provided, however, that the number of members of the Compensation Committee may be reduced or increased from time to time by the Board to the number required or allowed by Rule 16b-3. The Company's Board of Directors may from time to time in its discretion exercise any responsibilities or authority allocated to the Compensation Committee under the Purchase Plan.

        Capital Changes. Subject to any required action by the stockholders of the Company, the number of shares subject to outstanding Options and the number of shares remaining available under the Purchase Plan, as well as the Purchase Price, Periodic Exercise Limit, and other characteristics of the Options, will be appropriately and proportionately adjusted for any increase or decrease or exchange in the issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, exchange or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. The Compensation Committee may, if it so determines in the exercise of its sole discretion, adjust the number of shares subject to outstanding Options and the number of shares remaining available under the Purchase Plan, as well as the Purchase Price, Periodic Exercise Limit, and other characteristics of the Options, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

        In the event of the proposed dissolution or liquidation of the Company, unless otherwise provided by the Compensation Committee, all pending Offering Periods will terminate immediately prior to the consummation of such proposed action, and all Plan Account balances will be paid to participants as appropriate consistent with applicable law.

        In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or other combination of the Company with or into another entity, each Option will be assumed or an equivalent option will be substituted by such successor entity or a parent or subsidiary of such successor entity, unless the Compensation Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date, in which case each participant's Option will be exercised automatically on the New Exercise Date unless prior to such date the participant has withdrawn from the Offering Period. An Option will be deemed to be assumed if the Option confers the right to purchase, for each share of stock subject to the Option, the consideration received by holders of Common Stock for each share of Common Stock held on the effective date of the transaction.

        Nontransferability, Compliance with Law, Withholding. Neither payroll deductions credited to a participant's Plan Account nor any rights with regard to the exercise of an Option or to receive shares under the Purchase Plan nor any Option itself may be assigned or otherwise transferred or disposed by the participant in any way other than by will or the laws of descent and distribution. The Compensation Committee may treat any prohibited assignment or transfer as an election to withdraw from an Offering Period. Options may be exercised during a participant's lifetime only by the participant.

        Shares will not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto comply with all applicable provisions of law, including securities laws and the requirements of any stock exchange upon which the shares may then be listed. As a condition to the exercise of an Option, the Company may require the participant to represent that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, and shares issued under the Purchase Plan may be subject to such transfer restrictions and stop-transfer instructions as the Compensation Committee deems appropriate.

        At the time of each exercise of an Option, and at the time any Common Stock issued under the Purchase Plan to a participant is disposed of, the participant must adequately provide for the Company's federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the Option or the disposition of the Common Stock.

        Securities Subject to the Purchase Plan. If Proposal 4 passes, no more than 800,000 shares of Common Stock may be issued upon exercise of Options granted under the Purchase Plan. Shares of Common Stock subject to unexercised Options that expire, terminate or are cancelled will again become available for the grant of further Options under the Purchase Plan. On March 21, 2001, the market value of the Company's Common Stock was $5.50 per share and Options covering 375,648 shares of Common Stock have been granted under the Purchase Plan of which Options covering no shares have expired without exercise.

FEDERAL INCOME TAX CONSEQUENCES

        The following summary of certain federal income tax consequences to the participant and the Company with respect to the grant and exercise of rights to purchase of shares of Common Stock under the Purchase Plan does not purport to be a complete statement of the law in this area and reference should be made to the applicable provisions of the Internal Revenue Code. This summary does not address the tax consequences under foreign, state and local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. In addition, the discussion does not address any estate, inheritance, or gift taxes, although there may be certain tax consequences upon the receipt or exercise of an Option or the disposition of any shares acquired. The exact income tax treatment of transactions under the Purchase Plan will depend upon the specific circumstances of the participant, and PARTICIPANTS ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS WITH REGARD TO ALL CONSEQUENCES ARISING FROM THE GRANT OR EXERCISE OF OPTIONS AND THE DISPOSITION OF ANY ACQUIRED SHARES.

        The Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code. If certain employment requirements are satisfied, an employee who is granted a right, or "option," to purchase stock under a plan meeting the requirements of Internal Revenue Code
Section 423 will not be subject to federal income tax, and the Company will not be entitled to any deduction, on either the grant or the exercise of such right.

        If the employee makes no disposition of the stock acquired pursuant to the exercise of such right within two years after the date of the grant of such stock purchase right (generally, the first day of each Offering Period, i.e., the Enrollment Date), or within one year after the transfer of the stock to the employee pursuant to the exercise of such right, any gain or loss on the subsequent disposition of the sock generally will be treated as capital gain or loss, except to the extent that the employee's purchase price was less than 100% of the fair market value of the stock on the Enrollment Date, and no deduction will be available to the Company at the time of such disposition. If the employee's purchase price for the stock was less than 100% of the fair market value of the stock on the Enrollment Date, the employee will be required to include in his or her gross income as ordinary income for the year of the disposition (or, if earlier, at the time of his or her death) an amount equal to the lesser of (i) the excess of the fair market value of the stock on the Enrollment Date over the purchase price that the employee would have been required to pay if the employee had exercised such right as of the Enrollment Date, or (ii) the excess of the fair market value of the stock at the time of the disposition or death over the amount paid for the stock. No deduction will be available to the Company with respect to any such ordinary income recognized by the employee.

        Any sale or disposition of the stock acquired under a right granted under the Purchase Plan at any time within (i) two years after the Enrollment Date or (ii) one year after the transfer of the shares to the employee pursuant to the exercise of such right generally will be treated as a "disqualifying disposition."

Upon a disqualifying disposition, the employee generally will recognize ordinary compensation income in an amount equal to the difference between the purchase price and the fair market value of the stock on the date the option was exercised. Any gain in excess of such ordinary income amount generally will be capital gain. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the employee by reason of a disqualifying disposition.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        Each of the executive officers identified in this proxy statement qualifies for participation under the Purchase Plan and thus be eligible to annually purchase up to $25,000 worth of the Company's common stock under the Purchase Plan at a discount below the market price. If Proposal 4 is approved, additional shares will be available for sale under the Purchase Plan. The maximum possible annual benefit for each of these executives is disclosed in the table below. However, participation in the Purchase Plan is voluntary and is dependent upon each Eligible Employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases by executive officers and other Eligible Employees under the Purchase Plan are not determinable.

PLAN BENEFITS

        The following table sets forth the number of shares of common stock purchased under the Purchase Plan during fiscal year ended December 31, 2000, and the maximum dollar amount of shares of common stock purchasable under the Purchase Plan during fiscal year ended December 31, 2001, by each of: (i) the Named Executive Officers listed in the Summary Compensation Table; (ii) all current executive officers of the Company as a group; (iii) all employees of the Company, including all officers who are not current executive officers, as a group; and (iv) all non-employee directors, including each of the nominees for election as director.



                                     1995 EMPLOYEE STOCK PURCHASE PLAN
---------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF           MAXIMUM
                                                                              SHARES ACTUALLY     DOLLAR AMOUNT
                                                                                PURCHASED IN     PURCHASABLE IN
NAME                                                                                2000              2001(1)
----                                                                          ---------------    --------------
Steven B. Engle                                                                         --      $ 25,000

Matthew D. Linnik, Ph.D                                                              7,747      $ 20,500

Andrew Wiseman, Ph.D                                                                    --      $ 13,270

Gail A. Sloan                                                                        6,609      $ 12,000

All current executive officers, as a group (4 persons)                              14,356      $ 70,770

All employees, including current officers who are not executive officers, as
a group (50 persons)                                                               171,399      $455,000

Non-employee directors, including nominees for director, Robert A. Fildes,
Ph.D. and Stephen M. Martin(2)                                                         N/A           N/A

----------------------

(1) This figure is the maximum dollar amount that the Purchase Plan would permit the employee to purchase, estimated based on the maximum percentage of annualized salary, excluding bonuses, that may be applied toward stock purchases (10%), subject to the maximum limits in the Purchase Plan as described in this Proposal. This estimate may change depending on future changes to the Internal Revenue Code and resulting changes to the Purchase Plan.

(2)   Non-employee directors are not eligible to participate in the Purchase
      Plan.

        No purchase rights have been granted with respect to the shares of common stock that are the subject of this Proposal, and no such shares have been issued.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting, at which a quorum representing a majority of all outstanding shares of common stock of the Company is present and entitled to vote, is required to approve Proposal 4. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 4.


                              STOCKHOLDER PROPOSALS

2002 ANNUAL MEETING PROPOSALS

        Stockholders who wish to have proposals for action at the Company's 2002 Annual Meeting of Stockholders considered for inclusion in next year's proxy statement and form of proxy must cause their proposals to be received in writing by the Company at its address set forth on the first page of this proxy statement no later than December 13, 2001. Such proposals should be addressed to the Company's Secretary, and may be included in next year's proxy materials if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

2001 ANNUAL MEETING PROPOSALS

        In addition, the Company's Amended and Restated Bylaws require that a stockholder give written notice of any proposal or the nomination of a director, addressed to the Secretary of the Company. Such written notice must be received by the Secretary not less than 90 days nor more than 120 days prior to a scheduled annual meeting of stockholders, or if less than 95 days' notice or prior public disclosure of the date of the scheduled annual meeting of stockholders is given or made, such written notice must be received by the Secretary not later than the close of business on the seventh day following the earlier of the date of the first public announcement of the date of such meeting and the date on which such notice of the scheduled meeting was mailed. Any notice to the Secretary regarding a stockholder proposal must include as to each matter the stockholder proposes to bring before the meeting: (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business and any stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Company's stock that are beneficially owned by the stockholder and by any other stockholder known by such stockholder to be supporting such matter on the date of such stockholder notice, and (d) any material interest of the stockholder in such business.

        Any notice to the Secretary regarding a nomination for the election of directors must include: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (b) the class and number of shares of the Company's stock that are beneficially owned by the stockholder and a representation that such stockholder intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such persons) pursuant to which the nomination or nominations are to be made by the stockholder, (d) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board, and (e) the consent of each nominee to serve as a director of the Company if so elected. Nothing in this section shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting, any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.


                                  OTHER MATTERS

        The Board of Directors of the Company does not know of any other matters that are to be presented for action at the meeting. If any other matters come before the meeting or any adjournments and postponements thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.


                           INDEPENDENT PUBLIC AUDITORS

        By selection of the Company's Board of Directors, the firm of Ernst & Young LLP has served as the Company's auditor since its incorporation in 1989. The Board of Directors has again selected Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2001. One or more representatives of Ernst & Young LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

AUDIT FEES

        The independent auditors of the Company during the year ended December 31, 2000 was Ernst & Young LLP. The aggregate fees anticipated to be billed by Ernst & Young LLP in connection with the audit of the Company's annual financial statements for the most recent fiscal year and for the review of the Company's financial information included in its quarterly reports on Form 10-Q during the year 2000 is approximately $65,000.

ALL OTHER FEES

        The aggregate fees billed for all other services rendered to the Company by Ernst & Young LLP during the year 2000 was approximately $29,000. These fees relate to tax services and review of financial statements contained in the Company's year 2000 registration statements.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of shares of the Company's common stock beneficially owned as of March 21, 2001 by those known by the Company to be beneficial owners of more than 5% of the outstanding shares of the Company's common stock, by each of the current directors, by each of the executive officers named in the Summary Compensation Table on page 26, and by all directors and executive officers of the Company as a group. On March 21, 2001, there were 35,095,087 shares of common stock outstanding. The number of shares beneficially owned is deemed to include shares of the Company's common stock as to which the beneficial owner solely has or shares investment or voting power. Unless otherwise stated, and except for voting powers held jointly with a person's spouse, the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. All information with respect to beneficial ownership is based on filings made by the respective beneficial owners with the Securities and Exchange Commission or information provided to the Company by such beneficial owners.


         Name and Address                             Amount and Nature             Percent of
       of Beneficial Owner**                      of Beneficial Ownership(1)          Class
       ---------------------                      --------------------------        ----------
State of Wisconsin Investment Board                       4,279,800                    12.2%
     121 East Wilson
     Madison, Wisconsin 53707
Abbott Laboratories                                       3,369,604                     9.6%
     100 Abbott Park Road
     Abbott Park, Illinois 60064
Deutsche Bank A.G                                         3,193,000(2)                  9.1%
     Taunusanlage 12
     D-60325
     Frankfurt am Main, Germany
Deutsche Fond Holding GmbH                                3,047,000(3)                  8.7%
     Feldbergstrasse 22
     60323
     Frankfurt, Germany
Alta Partners                                             2,826,451(4)                  8.1%
     One Embarcadero Center
     Suite 4050
     San Francisco, California 94111
Thomas H. Adams, Ph.D                                       132,795(5)                    *
William E. Engbers                                          118,795(5)                    *
Steven B. Engle                                           1,028,882(6)                  2.8%
Robert A. Fildes, Ph.D                                      164,796(7)                    *
Matthew D. Linnik, Ph.D                                      87,970(8)                    *
Stephen M. Martin                                            20,200(9)                    *
Gail A. Sloan                                                51,861(10)                   *
W. Leigh Thompson, M.D., Ph.D                               112,795(11)                   *
Andrew Wiseman, Ph.D                                        113,114(12)                   *
All directors and executive officers as a group
  (9 persons)                                             1,916,987(13)                 5.5%

-------------------------

*     Less than 1%

** Unless otherwise indicated, the address for each beneficial owner is care of La Jolla Pharmaceutical Company, 6455 Nancy Ridge Drive, San Diego, California 92121.

(1) Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934, as amended. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of March 21, 2001 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage owned by each other stockholder listed. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

(2) Deutsche Bank A.G. has shared voting power as to 3,148,000 shares and shared dispositive power as to 3,193,000 shares. The 3,193,000 shares beneficially owned by Deutsche Bank A.G. includes shares beneficially owned by Deutsche Fond Holding GmbH and DWS Investment GmbH as described in footnote 3 below. Information obtained from Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2001.


(3) Deutsche Fonds Holding GmbH has shared voting and dispositive power as to all of the shares that it beneficially owns. The 3,047,000 shares beneficially owned by Deutsche Fonds Holding GmbH includes 1,482,000 shares beneficially owned by DWS Investment GmbH. Information obtained from Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2001.

(4) Includes 1,756,883 shares held by Alta BioPharma Partners, LP, 1,003,348 shares held by La Jolla Chase Partners (Alta Bio), LLC and 66,220 shares held by Alta Embarcadero BioPharma Partners, LLC, as reported in the
      Schedule 13D/A filed with the Securities and Exchange Commission on March 2, 2001. Alta Partners has sole voting and dispositive power as to all of such shares. In addition, the principals of Alta Partners, Jean Deleage, Garrett Gruener, Daniel Janney, Alix Marduel, Guy Nohra and Marino Polestra, also beneficially own and have shared voting and dispositive power as to all of such shares.

(5)   All shares are issuable upon exercise of stock options.

(6)   Includes 1,027,398 shares issuable upon exercise of stock options.

(7)   Includes 80,732 shares issuable upon exercise of stock options.

(8)   Includes 75,889 shares issuable upon exercise of stock options.

(9)   Includes 20,000 shares issuable upon exercise of stock options.

(10)  Includes 45,252 shares issuable upon exercise of stock options.

(11) All shares are issuable upon exercise of stock options. Stock options for 48,000 shares are held by Dr. Thompson's daughter, Mary Linton Bounetheau Thompson Peters, and 58,000 are held by LMM Family. Ltd. Partnership. All of these stock options are beneficially owned by Dr. Thompson.

(12)  Includes 97,269 shares issuable upon exercise of stock options.

(13)  Includes 1,801,038 shares issuable upon exercise of stock options.


                          BOARD COMMITTEES AND MEETINGS

        During the Company's fiscal year ended December 31, 2000, the Board of Directors had five meetings attended in person and four telephonic meetings. The Board of Directors acts as a committee of the whole with respect to nominations for membership on the Board. The Board will consider nominees recommended by stockholders, and stockholders desiring to make such a recommendation should submit the name, address, telephone number, and qualifications of the proposed nominee in writing to the Company's Secretary. See "Stockholder Proposals," above, for the requirements applicable to stockholders wishing to make director nominations. The Board of Directors has Audit and Compensation committees each composed of three members. All directors attended at least 80% of the total Board meetings and the meetings of the committees on which they serve.

        During the Company's fiscal year 2000, the Audit Committee of the Board of Directors consisted of 3 independent directors: Mr. Engbers, Dr. Adams and Dr. Thompson. In February 2001, Mr. Martin, who is also an independent director, replaced Dr. Thompson. Information regarding the functions performed by the Audit Committee and the number of meetings held during the fiscal year is set forth in the "Report of the Audit Committee," included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix C.

        The Compensation Committee of the Board of Directors consists of Dr. Adams, Dr. Thompson and Dr. Fildes. The Compensation Committee advises the Board of Directors with respect to various human resource matters, including compensation, and administers the Company's stock incentive plans. During the Company's fiscal year ended December 31, 2000, there was one telephonic meeting of the Compensation Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        There are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities. No current member of the Compensation Committee is a current or former officer or employee of the Company.

DIRECTORS' COMPENSATION

        Directors who are also employees of the Company receive no extra compensation for their service on the Board. Non-employee directors receive an annual retainer of $5,000, which is paid quarterly. In November 2000, the annual retainer was increased to $10,000. As a result of the increase, in November 2000, each director was paid an additional $1,795. In addition, Non-employee directors receive fees of $1,000 per Board or committee meeting attended in person, and $500 per telephonic Board or committee meeting, as well as reimbursement of reasonable costs associated with attendance at meetings of the Board and its committees.

        Under the Option Plan, each non-employee director of the Company automatically receives, upon becoming a director, a one-time grant of a Non-qualified Option to purchase up to 40,000 shares of the Company's common stock at an exercise price equal to the fair market value of a share of the common stock on the date of the option's grant. The options have a term of ten years and become exercisable with respect to 25% of the underlying shares on the grant date and with respect to an additional 25% of the underlying shares on the date of each of the first three annual stockholders' meetings following the grant date (or, if an annual meeting occurs within six months after the grant date, then on the second, third and fourth anniversaries of the grant date), if the recipient is then continuing as a director for the ensuing year. Each non-employee director also receives, upon each re-election to the Board, an automatic annual grant of a Non-qualified Option to purchase up to 5,000 shares of the Company's common stock. In November 2000, the automatic annual grant was increased to 10,000 shares. These options have a term of ten years and an exercise price equal to the fair market value of a share of the Company's common stock on the date of grant. These options vest and become exercisable on the earlier to occur of (a) the first anniversary of the grant date or (b) immediately prior to the annual meeting of stockholders of the Company next following the grant date, if the director has remained a director for the entire period from the grant date to such earlier date. These automatic grants of options to non-employee directors are referred to herein as "Non-Employee Directors' Options." In addition, each non-employee director is eligible to receive Incentive Award options as determined by the Compensation Committee or the Board. These options vest and become exercisable pursuant to the Option Plan and the terms of the option grant.

        During the fiscal year ended December 31, 2000, options to purchase a total of 113,080 shares of the Company's common stock were issued to the Company's non-employee directors. Of those options, options to purchase 40,000 shares of the Company's common stock was a one-time grant of Non-Employee Directors' Options upon Mr. Martin becoming a director, 20,000 shares of the Company's common stock were automatic annual grants of Non-Employee Directors' Options to continuing directors, 1,795 shares of the Company's common stock were granted to each continuing director, for a total of 7,180 shares, to eliminate the disparity in the number of automatic annual grants of Non-Employee Directors' Options under the Option Plan before it was amended by the Board in November 2000 with the number of additional shares granted to each continuing director under the Option Plan as amended in November 2000. The remaining options to purchase 45,900 shares of the Company's common stock were Incentive Awards and were awarded to non-employee directors to compensate them for the restructure that occurred in 1999. These Incentive Awards were granted as follows: 12,201 shares to Dr. Adams, 10,846 shares to Mr. Engbers, 12,588 shares to Dr. Fildes and 10,265 shares to Dr. Thompson.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process includes systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures received by the Company required by the Independence Standards Board. The Audit Committee has also considered the compatibility of the independent auditors' provision of non-audit services to the Company with the auditors' independence.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plan for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held three meetings during fiscal year 2000.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company's independent auditors.


                                 AUDIT COMMITTEE
                                 William E. Engbers, Audit Committee Chairman
                                 Thomas H. Adams, Ph.D.
                                 Stephen M. Martin


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors is composed of three non-employee directors and administers the Company's executive compensation programs, including the Company's stock incentive plans. The Company's executive compensation program is designed to provide competitive levels of base compensation in order to attract, retain and motivate high-quality employees, tie individual total compensation to individual performance and the success of the Company, and align the interests of the Company's executive officers with those of its stockholders. In 2000, the Company's executive compensation program consisted of base salary, selected bonuses and stock option grants.

        The Committee believes that the Company's ability to execute its drug discovery programs and successfully bring products to market depends heavily upon the quality of its top scientific and management personnel. Accordingly, the Committee attempts to set base salary for the Company's executive officers at levels that are competitive with compensation paid to top executives of similarly situated biotechnology companies, and not significantly below cash compensation available to the Company's key executives through alternative employment. However, because of the Company's current and historical need to conserve its cash resources, rewards for Company or individual performance have generally taken the form of stock-based awards, and, starting in 1999, limited bonuses.

        The Committee administers the Option Plan pursuant to which the Company may grant various stock-based awards intended to compensate Company personnel and align the interests of the recipients with those of the Company's stockholders. To date, only stock options have been granted under the Option Plan, although the Committee may, in the future, utilize other types of Incentive Awards available under the Option Plan. The Committee also administers options previously granted under the Company's 1989 Incentive Stock Option Plan and 1989 Nonstatutory Stock Option Plan.

        Because of the Company's need to conserve cash, the Committee has used stock options to reward executives for individual and Company performance and to provide incentives for vigorous pursuit of the Company's goals. In general, executive officers receive a substantial grant of stock options upon joining the Company. The Committee believes that these initial grants serve two purposes. First, they help to make up for any discrepancy between the cash compensation paid by the Company and salaries and bonuses available from more established employers who would compete for the services of the Company's executives. Second, the initial option grants are intended to give the recipients a meaningful stake in the Company's long-term performance, with any ultimate realization of significant value from those options being commensurate with returns to stockholders on investments in the Company's stock.

        In addition to initial grants, executive officers are eligible to receive periodic option grants based upon the performance of the Company and their individual progress and contributions. Such grants, if any, are determined by the Compensation Committee with the input and recommendation of the Company's Chief Executive Officer. In determining award levels, the Committee emphasizes Company performance and the contributions made by individual executives to that performance. The Committee believes that such a retrospective analysis is most appropriate and practicable for a development-stage biopharmaceutical enterprise like the Company, which operates in an uncertain environment and without the same types of standard measures of performance as are available to more seasoned companies.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

        The Company faces significant challenges in the coming years and will rely heavily upon the Chief Executive Officer for leadership, strategic direction and operational effectiveness. The Company's goals over the next few years include succeeding in clinical trials of LJP 394 and additional drug candidates, forming additional strategic alliances, raising additional financing, and building a strong organization to support the Company's anticipated growth. The Chief Executive Officer will have ultimate responsibility for these goals as part of maximizing stockholders' returns on their investments in the Company and the Committee believes stockholders are best served if the Chief Executive Officer has significant incentives to meet these expectations. In February 2000, the Chief Executive Officer received a bonus of $95,700, primarily in recognition of his leadership in moving the lupus drug candidate into Phase III clinical trials and nominating our drug candidate for antibody-mediated thrombosis. In January and November 2000, the Chief Executive Officer received options to purchase up to 400,000 shares of common stock primarily in recognition of leading the scientific and business teams in the identification of important new clinical information that allowed the Company to proceed with the lupus program, successfully managing the Company through an extensive reorganization and ultimately increasing the Company's stock value. The Committee sets the Chief Executive Officer's options and bonus on the basis of its qualitative evaluation of the Chief Executive Officer's contributions. The Committee did not attempt to apply any specific quantitative measures to the Chief Executive Officer's compensation, or to provide any specific dollar value of option-based compensation to the Chief Executive Officer, due to the difficulty of determining the long-term value of an investment in the Company's stock.

                        COMPENSATION COMMITTEE
                        Robert A. Fildes, Ph.D., Compensation Committee Chairman Thomas H. Adams, Ph.D.
                        W. Leigh Thompson, M.D., Ph.D.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

        The following table sets forth the compensation paid for the last three fiscal years to: (a) the Company's Chief Executive Officer, (b) the other three most highly compensated persons who were serving as executive officers of the Company at the end of the fiscal year ended December 31, 2000 and whose total annual salary and bonus for that fiscal year exceeded $100,000, (collectively, the "Named Executive Officers").


                                                                                                                    Long-Term
                                                                                                               Compensation Awards
                                                               Annual Compensation                             -------------------
                                                            -------------------------        All Other         Securities Underlying
Name and Principal Position                      Year       Salary ($)     Bonus ($)      Compensation ($)          Options (#)
---------------------------                      ----       ----------     ---------      ----------------     ---------------------
Steven B. Engle                                  2000        307,013        95,700               --                 400,000
      Chief Executive Officer and Chairman       1999        286,347        63,691               --                 250,000
      of the Board                               1998        279,900            --               --                 150,000

Matthew D. Linnik, Ph.D                          2000        188,522        45,390               --                 101,208
      Executive Vice President of Research       1999        161,334        30,389               --                 100,792
                                                 1998        101,834        10,000           30,212(1)               75,000

Andrew Wiseman, Ph.D                             2000        121,908        17,634               --                  56,620
      Senior Director of Business                1999        107,656           884               --                  48,380
      Development                                1998        104,294            --               --                  12,000

Gail A. Sloan                                    2000         99,514        14,107               --                  23,861
      Controller and Secretary                   1999         86,939            --               --                  20,239
                                                 1998         83,025            --               --                  11,000

-------------------------------

(1) All Other Compensation consisted of relocation expense reimbursement.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2000.

                                            INDIVIDUAL GRANTS
                        ------------------------------------------------------------      POTENTIAL REALIZABLE VALUE AT
                            NUMBER         % OF TOTAL                                  ASSUMED ANNUAL RATES OF STOCK PRICE
                        OF SECURITIES        OPTIONS                                             APPRECIATION FOR
                          UNDERLYING       GRANTED TO       EXERCISE                            OPTION TERM ($)(4)
                           OPTIONS        EMPLOYEES IN        PRICE       EXPIRATION   -----------------------------------
NAME                     GRANTED(#)(1)      FISCAL YEAR    ($/SHARE)(2)     DATE(3)            5%               10%
----                    --------------    -------------    ------------   ----------   -----------------  ----------------
Steven B. Engle              250,000          24.8%             2.625         1/3/10         412,712         1,045,894
                              25,000           2.5%             3.688        1/28/10          57,984           146,942
                             125,000          12.4%             7.000       11/20/10         550,283         1,394,525

Matthew D. Linnik             24,208           2.4%             3.688        1/28/10          56,147           142,288
                              77,000           7.7%             7.000       11/20/10         338,974           859,027

Andrew Wiseman                11,620           1.1%             3.688        1/28/10          26,951            68,299
                              45,000           4.5%             7.000       11/20/10         198,102           502,029


Gail A. Sloan                  4,861           0.5%             3.688        1/28/10          11,274            28,571
                              19,000           1.9%             7.000       11/20/10          83,643           211,968

-------------------------------

(1) All options were granted under the Option Plan. The Option Plan is administered by the Compensation Committee of the Board, which has broad discretion and authority to construe and interpret the Option Plan and to modify outstanding options. All options granted vest and become exercisable pursuant to the Option Plan and the grant between the date of the grant and November 20, 2003.

(2) The exercise price and tax withholding obligations related to the exercise may be paid by delivery of already owned shares or offset by the underlying shares, subject to certain conditions. The exercise price for each grant is the market price of the Company's common stock on the date of grant.

(3) All of the options were granted for a term of ten years, subject to earlier termination upon certain events related to termination of employment or a change in control of the Company.

(4) The potential realizable values listed are based on an assumption that the market price of the Company's common stock appreciates at the stated rate, compounded annually, from the date of grant to the expiration date. The 5% and 10% assumed rates of appreciation are determined by the rules of the Securities and Exchange Commission and do not represent the Company's estimate of the future market value of the common stock. Actual gains, if any, are dependent on the future market price of the Company's common stock.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

        The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise during the fiscal year ended December 31, 2000 by the Named Executive Officers. The table also sets forth the number of shares covered by exercisable and unexercisable options held by such executives on December 31, 2000, and the aggregate gains that would have been realized had these options been exercised on that date, even though these options were not exercised, and the unexercisable options could not have been exercised, on that date.

                                                                NUMBER OF SECURITIES UNDERLYING           VALUE OF UNEXERCISED
                                                                 UNEXERCISED OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS
                                                                          YEAR END(#)                   AT FISCAL YEAR END(2)($)
                        SHARES ACQUIRED         VALUE           -------------------------------      -------------------------------
NAME                    ON EXERCISE(#)       REALIZED($)        Exercisable       Unexercisable      Exercisable       Unexercisable
----                    ---------------      ------------       -----------       -------------      -----------       -------------
Steven B. Engle                 --                --              874,335            116,665          2,290,761           177,723
Matthew D. Linnik               --                --              123,554             76,445            329,759           199,419
Andrew Wiseman              10,000            82,263(1)            78,060             16,095            220,205            36,771
Gail A. Sloan                   --                --               27,645             10,954             77,755            27,677

------------------------

(1) This amount represents the difference between the exercise price of the options and the market price of the Company's common stock on the date of exercise.

(2) These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company's common stock on December 29, 2000 (the last trading day of 2000). The closing price of the Company's common stock on that day on the Nasdaq National Market was $4.719. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

EMPLOYMENT AND CONSULTING CONTRACTS

        Steven B. Engle has an employment contract with the Company that provides for a minimum annual salary of $273,000 and entitles him to receive twelve months severance and up to twelve months of medical, dental and life insurance coverage in the event of (a) involuntary termination of his employment by the Company without cause; (b) if a change in control of the Company occurs and (i) his employment is terminated, (ii) his reporting responsibility changes, such that he does not report directly to the Board of Directors of the surviving company on all matters, (iii) he has a material reduction in responsibility,
(iv) he is required to be employed other than in the San Diego area, or (v) any material breach by the Company or its successor of this Agreement, as amended. Also, all employee stock options and other performance awards granted to Mr. Engle before the termination of his employment shall automatically vest and become fully exercisable as of his termination date and shall remain exercisable for a period equal to the remaining term of the employee stock option or other performance award as provided by the applicable plan or grant pursuant to which the options or awards were granted. If, within one year from the termination of Mr. Engle's employment, employee stock options granted to any executive officer or non-employee director of the Company or its successor are repriced, the Company shall provide similar repricing for all outstanding employee stock options granted to Mr. Engle before his termination date. If Mr. Engle terminates for any reason other than under the above circumstances, all employee stock options granted to him before the termination of his employment shall remain exercisable for a period of one year from his termination date or such longer period as provided by the applicable plan or grant pursuant to which the options were granted. Finally, if an acquisition, merger or reorganization of the Company occurs with in thirty days of Mr. Engle's termination of employment, Mr. Engle may be eligible to receive a bonus of $100,000.

        Matthew D. Linnik has an employment agreement with the Company that entitles him to receive nine months severance at his then current base salary and up to nine months of medical and dental coverage in the event of (a) involuntary termination of his employment by the Company without cause; (b) if a change in control of the Company occurs and (i) his employment is terminated,
(ii) his reporting responsibility changes, such that he is no longer a Vice President of the surviving company with compensation and functional duties similar to those he had prior to the change in control, (iii) he has a material reduction in responsibility, or (iv) he resigns because he is required to be employed more than 50 miles from the Company's headquarters. Also, all employee stock options and other performance awards granted to Dr. Linnik before the termination of his employment shall automatically vest and become fully exercisable as of his termination date and shall remain exercisable for a period of one year from his termination date or such longer period as provided by the applicable plan or grant pursuant to which the options were granted.

        Andrew Wiseman entered into an employment agreement with the Company on September 1, 1989. The agreement provides that he is entitled to receive a salary as well as other customary employee benefits such as health insurance coverage and vacation time. Dr. Wiseman also participates in the Company's equity-based incentive plans.

        Gail A. Sloan entered into an employment agreement with the Company on March 26, 1996. The agreement provides that she is entitled to receive a salary as well as other customary employee benefits such as health insurance coverage and vacation time. Ms. Sloan also participates in the Company's equity-based incentive plans.


                             STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return on the Company's common stock for the period beginning December 31, 1996 and ending on December 31, 2000 with the Center for Research in Securities Prices ("CRSP") Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the CRSP Total Return Index for Nasdaq Pharmaceutical Stocks (comprising all companies listed in the Nasdaq Stock Market under SIC 283). The graph assumes that $100 was invested on December 31, 1996 in the Company's common stock and each index and that all dividends were reinvested. No cash dividends have been declared on the Company's common stock. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's common stock.




                              [PERFORMANCE GRAPH]




                                        12/31/96      12/31/97      12/31/98      12/31/99       12/31/00
LA JOLLA PHARMACEUTICAL COMPANY              100            74            75            42             79
NASDAQ - US                                  100           122           173           321            193
NASDAQ - PHARMACEUTICALS                     100           103           132           247            308



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the United States, the directors and officers of the Company and persons who own more than 10% of the Company's equity securities are required to report their initial ownership of the Company's equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission and the Nasdaq National Market. Specific due dates for these reports have been established, and the Company is required to disclose in this proxy statement any late filings during the fiscal year ended December 31, 2000. To the Company's knowledge, based solely on its review of the copies of such reports required to be furnished to the Company during the fiscal year ended December 31, 2000, all of these reports were timely filed.

                                  ANNUAL REPORT

        The Company's Annual Report to stockholders for calendar year ended December 31, 2000 has been mailed to stockholders concurrently with this proxy statement, but such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

                                                                      APPENDIX A

                         LA JOLLA PHARMACEUTICAL COMPANY
                            1994 STOCK INCENTIVE PLAN
                           (AS PROPOSED TO BE AMENDED)


                                    ARTICLE I
                               GENERAL PROVISIONS

        1.01 Purpose of the Plan.

                La Jolla Pharmaceutical Company (the "COMPANY"), by action of its Board of Directors and with the consent of its stockholders, has adopted this La Jolla Pharmaceutical Company Stock Incentive Plan (the "PLAN") effective as of June 10, 1994 to advance the interests of the Company and its stockholders by (a) providing Eligible Persons with financial incentives to promote the success of the Company's business objectives, and to increase their proprietary interest in the success of the Company, and (b) giving the Company a means to attract and retain directors of appropriate experience and stature.

        1.02 Definitions.

                Terms used herein and not otherwise defined shall have the meanings set forth below:

                (a) "AWARD" means an Incentive Award or a Nonemployee Director's Option.

                (b) "BOARD" means the Board of Directors of the Company.

                (c) "CODE" means the Internal Revenue Code of 1986, as amended. Where the context so requires, a reference to a particular Code section shall also refer to any successor provision of the Code to such section.

                (d) "COMMISSION" means the Securities and Exchange Commission.

                (e) "COMMITTEE" means the committee appointed by the Board to administer the Plan. The Committee shall be composed entirely of members who meet the requirements of Section 1.04(a).

                (f) "COMMON STOCK" means the common stock of the Company, $0.01 par value.

                (g) "DIVIDEND EQUIVALENT" means a right granted by the Company under Section 2.07 to a holder of a Stock Option, Stock Appreciation Right, or other Incentive Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period (as defined in Section 2.07) payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Incentive Award.

                (h) "ELIGIBLE PERSON" means any director, officer or key employee, consultant, or advisor of the Company (as determined by the Committee) including Nonemployee Directors and members of the Committee.

                (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended. Where the context so requires, a reference to a particular section of the Exchange Act or rule thereunder shall also refer to any successor provision to such section or rule.

                (j) "FAIR MARKET VALUE" of capital stock of the Company shall be determined with reference to the closing price of such stock on the day in question (or, if such day is not a trading day in the U.S. securities markets, on the nearest preceding trading day), as reported with respect to the principal market or trading system on which such stock is then traded; or, if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system on which such shares are then quoted; provided, however, that when appropriate, the Committee in determining Fair Market Value of capital stock of the Company may take into account such other factors as may be deemed appropriate under the circumstances. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the Code. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Committee on the basis of such factors as it may deem appropriate.

                (k) "INCENTIVE AWARD" means any Stock Option, Restricted Stock, Stock Appreciation Right, Stock Payment, Performance Award or Dividend Equivalent granted or sold to an Eligible Person under this Plan, but not a Nonemployee Director's Option.

                (l) "INCENTIVE STOCK OPTION" means a Stock Option that qualifies as an incentive stock option under Section 422 (or any successor section) of the Code and the regulations thereunder.

                (m) "JUST CAUSE DISMISSAL" shall mean a termination of a Recipient's employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board or the Recipient's superiors or the Chief Executive Officer or President of the Company that results in damage to the Company or which, after written notice to do so, the Recipient fails to correct within a reasonable time; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to him or her; (iii) any willful failure to perform his or her job as required to meet Company objectives; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or which constitutes a misappropriation of Company assets; (v) the Recipient's performing services for any other person or entity which competes with the Company while he or she is employed by the Company, without the written approval of the Chief Executive Officer or President of the Company; or (vi) any other conduct that the Board or Committee determines constitutes Just Cause for Dismissal.

                (n) "NONEMPLOYEE DIRECTOR" means a director of the Company who qualifies as a "Nonemployee Director" under Rule 16b-3 under the Exchange Act.

                (o) "NONEMPLOYEE DIRECTOR'S OPTION" means a Stock Option granted to a Nonemployee Director pursuant to Article III of the Plan.

                (p) "NONQUALIFIED STOCK OPTION" means a Stock Option other than an Incentive Stock Option.

                (q) "OPTION" or "STOCK OPTION" means a right to purchase stock of the Company granted under this Plan, and can be an Incentive Stock Option or a Nonqualified Stock Option.

                (r) "PAYMENT EVENT" means the event or events giving rise to the right to payment of a Performance Award.

                (s) "PERFORMANCE AWARD" means an award, payable in cash, Common Stock or a combination thereof, which vests and becomes payable over a period of time upon attainment of performance criteria established in connection with the grant of the award.

                (t) "PERFORMANCE-BASED COMPENSATION" means performance-based compensation as described in Section 162(m) of the Code and the regulations thereunder. If the amount of compensation an

Eligible Person will receive under any Incentive Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Committee, in order to qualify an Incentive Award as performance-based compensation under Section 162(m) of the Code and the regulations thereunder, can condition the grant, award, vesting, or exercisability of such an award on the attainment of a pre-established, objective performance goal. For this purpose, a pre-established, objective performance goal may include one or more of the following performance criteria: (i) cash flow, (ii) earnings per share (including earnings before interest, taxes, and amortization), (iii) return on equity, (iv) total stockholder return, (v) return on capital, (vi) return on assets or net assets, (vii) income or net income, (viii) operating margin, (ix) return on operating revenue, (x) attainment of stated goals related to the Company's research and development or clinical trials programs, (xi) attainment of stated goals related to the Company's capitalization, costs, financial condition, or results of operations, and (xii) any other similar performance criteria contemplated by the regulations under Section 162(m).

                (u) "PERMANENT DISABILITY" shall mean that the Recipient becomes physically or mentally incapacitated or disabled so that he or she is unable to perform substantially the same services as he or she performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any twelve-month period or such other period(s) as may be determined by the Committee with respect to any Option.

                (v) "PURCHASE PRICE" means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Committee (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

                (w) "RECIPIENT" means a person who has received an Award hereunder.

                (x) "RESTRICTED STOCK" means Common Stock that is the subject of an award made under Section 2.04 and which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met as set forth in this Plan and in any statement evidencing the grant of such Incentive Award.

                (y) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                (z) "STOCK APPRECIATION RIGHT" or "SAR" means a right granted under Section 2.05 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

                (aa) "STOCK PAYMENT" means a payment in shares of the Company's Common Stock to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to a Recipient.

        1.03 Common Stock Subject to the Plan.

                (a) Number of Shares. Subject to Section 1.05(b), the maximum number of shares of Common Stock that may be issued pursuant to Awards under the Plan shall be 5,200,000.

                (b) Source of Shares. The Common Stock to be issued under this Plan will be made available, at the discretion of the Board or the Committee, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

                (c) Availability of Unused Shares. Shares of Common Stock subject to unexercised portions of any Award granted under this Plan that expire, terminate or are cancelled, and shares of Common Stock issued pursuant to an Award under this Plan that are reacquired by the Company pursuant to the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan.

                (d) Grant Limits. Notwithstanding any other provision of this Plan, no Eligible Person shall be granted Awards with respect to more than 600,000 shares of Common Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Incentive Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this Section 1.03(d) shall be subject to adjustment as provided in Section 1.05(b), but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

        1.04 Administration of the Plan.

                (a) The Committee. The Plan will be administered by the Committee, which will consist of two or more members of the Board each of whom must be a Nonemployee Director; provided, however, that the number of members of the Committee may be reduced or increased from time to time by the Board. In addition, if Awards are to be made to persons subject to Section 162(m) of the Code and such awards are intended to constitute Performance-Based Compensation, then each of the Committee's members must also be an "outside director," as such term is defined in the regulations under Section 162(m) of the Code. Notwithstanding the foregoing or any provision of the Plan to the contrary, the Board may, in lieu of the Committee, exercise any authority granted to the Committee pursuant to the provisions of the Plan.

                (b) Authority of the Committee. The Committee has authority in its discretion to select the Eligible Persons to whom, and the time or times at which, Incentive Awards shall be granted or sold, the nature of each Incentive Award, the number of shares of Common Stock or the number of rights that make up or underlie each Incentive Award, the period for the exercise of each Incentive Award, the performance criteria (which need not be identical) utilized to measure the value of Performance Awards, and such other terms and conditions applicable to each individual Incentive Award as the Committee shall determine. The Committee may grant at any time new Incentive Awards to an Eligible Person who has previously received Incentive Awards or other grants (including other stock options) whether such prior Incentive Awards or such other grants are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Incentive Awards. The Committee may grant Incentive Awards singly or in combination or in tandem with other Incentive Awards as it determines in its discretion. The purchase price or initial value and any and all other terms and conditions of the Incentive Awards may be established by the Committee without regard to existing Incentive Awards or other grants. Further, the Committee may, with the consent of an Eligible Person, amend in a manner not inconsistent with the Plan the terms of any existing Incentive Award previously granted to such Eligible Person, provided that neither the Board nor the Committee shall reduce the Exercise Price of any outstanding Option without stockholder approval.

                (c) Plan Interpretation. Subject to the express provisions of the Plan, the Committee has the authority to interpret the Plan and any agreements defining the rights and obligations of the Company and Recipients, to determine the terms and conditions of Incentive Awards and to make all other determinations necessary or advisable for the administration of the Plan. The Committee has authority to prescribe, amend and rescind rules and regulations relating to the Plan. All interpretations, determinations and actions by the Committee shall be final, conclusive and binding upon all parties. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

                (d) Special Rules Regarding Article III. Notwithstanding anything herein to the contrary, the Committee shall have no authority or discretion as to the selection of persons eligible to receive Nonemployee Directors' Options granted under the Plan, the number of shares covered by Nonemployee Directors' Options granted under the Plan, the timing of such grants, or the exercise price of Nonemployee Directors' Options granted under the Plan, which matters are specifically governed by the provisions of the Plan.

                (e) No Liability. No member of the Board or the Committee or any designee thereof will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any transaction arising under the Plan.

        1.05 Other Provisions.

                (a) Documentation. Each Award granted under the Plan shall be evidenced by an award agreement duly executed on behalf of the Company and by the Recipient or, in the Committee's discretion, a confirming memorandum issued by the Company to the Recipient (in either case an "AWARD DOCUMENT") evidencing the Award and setting forth such terms and conditions applicable to the Award as the Committee may in its discretion determine consistent with the Plan, provided that the Committee shall exercise no discretion with respect to Nonemployee Directors' Options, which shall reflect only the terms of the Award as set forth in Article III and certain administrative matters dictated by the Plan. Award Documents shall comply with and be subject to the terms and conditions of the Plan. A copy of the Plan shall be delivered to each Award Recipient together with the Award Document, and shall constitute a part thereof. In case of any conflict between the Plan and any Award Document, the Plan shall control. Various Award Documents covering the same types of Awards may but need not be identical.

                (b) Adjustment Provisions. If (1) the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the properties of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (2) the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares subject to the Plan as provided in Section 1.03, (y) the number and kind of shares or other securities subject to then outstanding Awards, and (z) the price for each share or other unit of any other securities subject to then outstanding Awards. No fractional interests will be issued under the Plan resulting from any such adjustments.

                (c) Continuation of Employment.

                      (i) Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ of the Company or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the employment of such Eligible Person or Recipient, with or without cause. Except as expressly provided in the Plan or in any statement evidencing the grant of an Award pursuant to the Plan, the Company shall have the right to deal with each Recipient in the same manner as if the Plan and any such statement evidencing the grant of an Award pursuant to the Plan did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient.

                      (ii) Any question(s) as to whether and when there has been a termination of a Recipient's employment, the reason (if any) for such termination, and/or the consequences thereof under the terms of the Plan or any statement evidencing the grant of an Award pursuant to the Plan shall be determined by the Committee and the Committee's determination thereof shall be final and binding.

                (d) Restrictions. All Awards granted under the Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to Awards granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Unless the shares of stock to be issued upon exercise of an Award granted under the Plan have been effectively registered under the Securities Act, the Company shall be under no obligation to issue any shares of stock covered by any Award unless the person who exercises such Award, in whole or in part, shall give a written representation and undertaking to the Company satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares of stock issued to him or her pursuant to such exercise of the Award for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if shares of stock are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

                (e) Additional Conditions. Any Incentive Award may also be subject to such other provisions (whether or not applicable to any other Award or Recipient) as the Committee determines appropriate including, without limitation, provisions to assist the Recipient in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any form of benefit, provisions giving the Company the right to repurchase shares of Common Stock acquired under any form of benefit in the event the Recipient elects to dispose of such shares, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

                (f) Privileges of Stock Ownership. Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award shall have no rights as a shareholder with respect to any shares issuable or issued in connection with the Award until the date of the receipt by the Company of all amounts payable in connection with exercise of the Award and performance by the Recipient of all obligations thereunder. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

                (g) Amendment and Termination of Plan: Amendment of Incentive Awards.

                      (i) The Board or the Committee may, insofar as permitted by law, from time to time suspend or discontinue the Plan or revise or amend it in any respect except that no such amendment shall alter or impair or diminish any rights or obligations under any Award theretofore granted under the Plan without the consent of the person to whom such Award was granted, and except that such amendments shall be subject to stockholder approval to the extent (A) required to comply with the listing requirements imposed by any exchange or trading system upon which the Company's securities trade or applicable provisions of or rules under the Code, or (B) the Board determines in good faith that such amendments are material to stockholders.

                      (ii) The Committee may from time to time, with the consent of a Recipient, make such modifications in the terms and conditions of an Incentive Award as it deems advisable, including to accelerate or extend the vesting or exercise period of any Incentive Award, provided that performance conditions to vesting of Restricted Stock shall not be waived, and provided further that neither the Board nor the Committee shall reduce the Exercise Price of any outstanding Option without stockholder approval.

                      (iii) Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, suspension or termination of the Plan will, without the consent of the Recipient, alter, terminate, impair or adversely affect any right or obligation under any Award previously granted under the Plan.

                (h) Nonassignability. No Award granted under the Plan shall be assignable or transferable except (i) by will or by the laws of descent and distribution, or (ii) subject to the final sentence of this subsection (h), upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Committee and under circumstances that would not adversely affect the interests of the Company. During the lifetime of a Recipient, an Award granted to him or her shall be exercisable only by the Recipient (or the Recipient's permitted transferee) or his or her guardian or legal representative. Notwithstanding the foregoing, Incentive Stock Options (or other Awards subject to transfer restrictions under the Code) may not be assigned or transferred in violation of Section 422(b)(5) of the Code (or any comparable or successor provision) or the Treasury Regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

                (i) Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, and the Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, or advisors of the Company.

                (j) Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

                (k) Participation By Foreign Employees. Notwithstanding anything to the contrary herein, the Committee may, in order to fulfill the purposes of the Plan, modify grants of Incentive Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

                (l) Effective Date and Duration of Plan. Awards may be granted under the Plan until the tenth anniversary of the effective date of the Plan, whereupon the Plan shall terminate. No Awards may be granted during any suspension of this Plan or after its termination. Notwithstanding the foregoing, each Award properly granted under the Plan shall remain in effect until such Award has been exercised or terminated in accordance with its terms and the terms of the Plan.

                                   ARTICLE II
                                INCENTIVE AWARDS

        2.01 Grants of Incentive Awards.

                Subject to the express provisions of this Plan, the Committee may from time to time in its discretion select from the class of Eligible Persons those individuals to whom Incentive Awards may be granted pursuant to its authority as set forth in Section 1.04(b). Each Incentive Award shall be subject to the terms and conditions of the Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of the Plan. One or more Incentive Awards may be granted to any Eligible Person.

        2.02 Stock Options.

                (a) Nature of Stock Options. Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

                (b) Option Price. The exercise price per share for each Option (other than a Nonemployee Director's Option) (the "EXERCISE PRICE") shall be determined by the Committee at the date such Option is granted and shall not be less than the Fair Market Value of a share of Common Stock (or other securities, as applicable) at the time of grant, except that the Exercise Price for a Nonqualified Stock Option may reflect a discount of up to 15% of the Fair Market Value at the time of grant if the amount of such discount is expressly in lieu of a reasonable amount of salary or cash bonus. Notwithstanding the foregoing, however, in no event shall the exercise price be less than the par value of the shares of Common Stock subject to the Option, and the exercise price of an Incentive Stock Option shall be not less than such amount as is necessary to enable such Option to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

                (c) Option Period and Vesting. Options (other than Nonemployee Directors' Options) hereunder shall vest and may be exercised as determined by the Committee, except that exercise of such Options after termination of the Recipient's employment shall be subject to Section 2.02(g). Each Option granted hereunder (other than a Nonemployee Directors Option) and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than ten years after the date the Option is granted and shall be subject to earlier termination as herein provided. The Committee may in its discretion at any time and from time to time after the grant of an Option (other than a Nonemployee Director's Option) accelerate vesting of such Option in whole or part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Option may not be increased.

                (d) Exercise of Options. Except as otherwise provided herein, an Option may become exercisable, in whole or in part, on the date or dates specified by the Committee (or, in the case of Nonemployee Directors' Options, the Plan) at the time the Option is granted and thereafter shall remain exercisable until the expiration or earlier termination of the Option. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of stock (or such other amount as is set forth in the applicable option agreement) may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option. An Option shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Recipient, together with payment of the exercise price made in accordance with Section 2.02(e). Upon proper exercise, the Company shall deliver to the person entitled to exercise the Option or his or her designee a certificate or certificates for the shares of stock for which the Option is exercised. Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in option agreements, such conditions upon the exercise of Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 (or any successor rule) under the Exchange Act and any applicable section of or rule under the Internal Revenue Code.

                (e) Exercise Price. The Exercise Price shall be payable upon the exercise of an Option by delivery of legal tender of the United States or payment of such other consideration as the Committee may from time to time deem acceptable in any particular instance, including without limitation delivery of capital stock of the Company (delivered by or on behalf of the person exercising the Option or retained by the Company from the Common Stock otherwise issuable upon exercise and valued at Fair Market Value as of the exercise date) or surrender of other Awards previously granted to the Recipient exercising the Option; provided, however, that the Committee may, in the exercise of its discretion, (i) allow exercise of an Option in a broker-assisted or similar transaction in which the Exercise Price is not received by the Company until immediately after exercise, and/or (ii) allow the Company to loan the Exercise Price to the person entitled to exercise the Option, if the exercise will be followed by an immediate sale of some or all of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the Exercise Price. Any shares of Company stock or other non-cash consideration assigned and delivered to the Company in payment or partial payment of the Exercise Price will be valued at Fair Market Value on the exercise date. No fractional shares will be issued pursuant to the exercise of an Option.

                (f) Limitation on Exercise of Incentive Stock Options. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Recipient under the Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000. Any Options granted as Incentive Stock Options pursuant to the Plan in excess of such limitation shall be treated as Nonqualified Stock Options.

                (g) Termination of Employment.

                      (i) Termination for Cause. Except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination, in the event of a Just Cause Dismissal of a Recipient all of the Recipient's unexercised Options, whether or not vested, shall expire and become unexercisable as of the date of such Just Cause Dismissal.

                      (ii) Termination other than for Cause. Subject to subsection (i) above and subsection (iii) below, and except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination, in the event of a Recipient's termination of employment for:

                            (A) any reason other than for Just Cause Dismissal, death, or Permanent Disability, or normal retirement, the Recipient's Options shall, whether or not vested, expire and become unexercisable as of the earlier of (1) the date such Options would expire in accordance with their terms if the Recipient remained employed or (2) three calendar months after the date of termination in the case of Incentive Stock Options, or six months after the date of termination, in the case of Nonqualified Stock Options.

                            (B) death or Permanent Disability, the Recipient's unexercised Options shall, whether or not vested, expire and become unexercisable as of the earlier of (1) the date such Options would expire in accordance with their terms if the Recipient remained employed or (2) twelve (12) months after the date of termination.

                            (C) normal retirement, the Recipient's unexercised Options shall, whether or not vested, expire and become unexercisable as of the earlier of (A) the date such Options expire in accordance with their terms or (B) twenty-four (24) months after the date of retirement.

                      (iii) Alteration of Exercise Periods. Notwithstanding anything to the contrary in subsections (i) or (ii) above, the Committee may in its discretion designate such shorter or longer periods to exercise Options (other than Nonemployee Directors' Options) following a Recipient's termination of employment; provided, however, that any shorter periods determined by the Committee shall be effective only if provided for in the instrument that evidences the grant to the Recipient of such Options or if such shorter period is agreed to in writing by the Recipient. Notwithstanding anything to the contrary herein, Options shall be exercisable by a Recipient (or his successor in interest) following such Recipient's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; provided, however, that the Committee, in its discretion, may elect to accelerate the vesting of all or any portion of any Options that had not become exercisable on or prior to the date of such termination.

        2.03 Performance Awards.

                (a) Grant of Performance Award. The Committee shall determine the performance criteria (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

                (b) Payment of Award; Limitation. Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in cash or in shares of Common Stock valued at Fair Market Value or a combination of Common Stock and cash, as the Committee in its discretion may determine. Notwithstanding any other provision of this Plan, no Eligible Person shall be paid a Performance Award in excess of $1,000,000 in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to the Performance Award hereunder to qualify as Performance-Based Compensation.

                (c) Expiration of Performance Award. If any Recipient's employment with the Company is terminated for any reason other than normal retirement, death, or Permanent Disability prior to the time a Performance Award or any portion thereof becomes payable, all of the Recipient's rights under the unpaid portion of the Performance Award shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment by reason of death, Permanent Disability or normal retirement, the Committee, in its discretion, may determine what portions, if any, of the Performance Award should be paid to the Recipient.

        2.04 Restricted Stock.

                (a) Award of Restricted Stock. The Committee may grant awards of Restricted Stock to Eligible Participants. The Committee shall determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions shall lapse, provided that the restriction period shall be at least one year for performance-based grants and three years for non-performance-based grants.

                (b) Requirements of Restricted Stock. All shares of Restricted Stock granted or sold pursuant to the Plan will be subject to the following conditions:

                      (i) No Transfer. The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

                      (ii) Certificates. The Committee may require that the certificates representing Restricted Stock granted or sold to a Recipient pursuant to the Plan remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

                      (iii) Restrictive Legends. Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to the Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Committee in its discretion deems necessary or appropriate to enforce such restrictions; and

                      (iv) Other Restrictions. The Committee may impose such other conditions on Restricted Stock as the Committee may deem advisable including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange upon which such Restricted Stock or shares of the same class are then listed and under any blue sky or other securities laws applicable to such shares.

                (c) Rights of Recipient. Subject to the provisions of Section 2.04(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under the Plan, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

                (d) Termination of Employment. Unless the Committee in its discretion determines otherwise, upon a Recipient's termination of employment for any reason, all of the Recipient's Restricted Stock remaining subject to restrictions imposed pursuant to the Plan on the date of such termination of employment shall be repurchased by the Company at the Purchase Price (if any).

        2.05 Stock Appreciation Rights.

                (a) Granting of Stock Appreciation Rights. The Committee may approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Options, at any time.

                (b) SARs Related to Options.

                      (i) A Stock Appreciation Right granted in connection with an Option granted under this Plan will entitle the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 2.05(b)(iii). Such Option will, to the extent surrendered, then cease to be exercisable.

                      (ii) A Stock Appreciation Right granted in connection with an Option hereunder will be exercisable at such time or times, and only to the extent that, the related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

                      (iii) Upon the exercise of a Stock Appreciation Right related to an Option, the Holder will be entitled to receive payment of an amount determined by multiplying: (i) the difference obtained by subtracting the Exercise Price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (ii) the number of shares as to which such Stock Appreciation Right is exercised.

                (c) SARs Unrelated to Options. The Committee may grant Stock Appreciation Rights unrelated to Options to Eligible Persons. Section 2.05(b)(iii) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the Option Exercise Price specified in the related Option the initial base amount specified in the Incentive Award shall be used.

                (d) Limits. Notwithstanding the foregoing, the Committee, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under the Plan.

                (e) Payments. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, in cash or in a combination of cash and shares of Common Stock as the Committee deems advisable. The Committee has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

                (f) Rule 16b-3. The Committee may, at the time a Stock Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 under the Exchange Act (or any other comparable provisions in effect at the time or times in question).

                (g) Termination of Employment. Section 2.02(g) will govern the treatment of Stock Appreciation Rights upon the termination of a Recipient's employment with the Company.

        2.06 Stock Payments.

                The Committee may approve Stock Payments of the Company's Common Stock to any Eligible Person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the Eligible Person in cash.

        2.07 Dividend Equivalents.

                The Committee may grant Dividend Equivalents to any Recipient who has received a Stock Option, SAR, or other Incentive Award denominated in shares of Common Stock. Such Dividend Equivalents shall be effective and shall entitle the recipients thereof to payments during the "APPLICABLE DIVIDEND PERIOD," which shall be (i) the period between the date the Dividend Equivalent is granted and the date the related Stock Option, SAR, or other Incentive Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Committee may specify in the written instrument evidencing the grant of the Dividend Equivalent. Dividend Equivalents may be paid in cash, Common Stock, or other Incentive Awards; the amount of Dividend Equivalents paid other than in cash shall be determined by the Committee by application of such formula as the Committee may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents shall be computed as of each dividend record date and shall be payable to recipients thereof at such time as the Committee may determine. Notwithstanding the foregoing, if it is intended that an Incentive Award qualify as Performance-Based Compensation and the amount of the compensation the Eligible Person could receive under the award is based solely on an increase in value of the underlying stock after the date of grant or award (i.e., the grant, vesting, or exercisability of the award is not conditioned upon the attainment of a pre-established, objective performance goal described in Section 1.02(t)), then the payment of any Dividend Equivalents related to the award shall not be made contingent on the exercise of the award.


                                   ARTICLE III
                         NONEMPLOYEE DIRECTOR'S OPTIONS

        3.01 Grants of Initial Options.

                Each Nonemployee Director shall, upon first becoming a Nonemployee Director, receive a one-time grant of a Nonemployee Director's Option to purchase up to 40,000 shares of the Company's Common Stock at an exercise price per share equal to the Fair Market Value of the Company's Common

Stock on the date of grant, subject to (i) vesting as set forth in Section 3.04, and (ii) adjustment as set forth in Section 1.05(b). Options granted under this
Section 3.01 are "INITIAL OPTIONS" for purposes hereof.

        3.02 Grants of Additional Options.

                Immediately following the annual meeting of stockholders of the Company next following a Nonemployee Director becoming such, and immediately following each subsequent annual meeting of stockholders of the Company, in each case if the Nonemployee Director has served as a director since his or her election or appointment and has been re-elected as a director at such annual meeting or is continuing as a director without being re-elected due to the classification of the Board, such Nonemployee Director shall automatically receive an option to purchase up to 10,000 shares of the Company's Common Stock at an exercise price per share equal to the Fair Market Value of the Company's Common Stock on the date of grant, subject to (a) vesting as set forth in
Section 3.04, and (b) adjustment as set forth in Section 1.05(b). Options granted under this Section 3.02 are "ADDITIONAL OPTIONS" for purposes hereof.

        3.03 Exercise Price.

                The exercise price for Nonemployee Directors' Options shall be payable as set forth in Section 2.02(e). Neither the Board nor the Committee shall reduce the exercise price of any outstanding Initial Option or Additional Option without stockholder approval.

        3.04 Vesting and Exercise.

                Initial Options shall vest and become exercisable with respect to 25% of the underlying shares on the grant date and with respect to an additional 25% of the underlying shares on the dates of each of the first three annual meetings of the Company's stockholders following the grant date, but only if on the date of each such annual meeting, the Recipient is continuing as a director of the Company for the ensuing year, provided, however, that if the grant date is within six months of the ensuing annual meeting of the Company's stockholders, then after vesting of the Option with respect to 25% of the underlying shares on the grant date, the Option will vest with respect to an additional 25% of the underlying shares on the dates of each of the second, third, and fourth annual meetings of the Company's stockholders following the grant date, but only if, on the date of each such annual meeting, the Recipient is continuing as a director for the ensuing year. Additional Options shall vest and become exercisable upon the earlier of (a) the first anniversary of the grant date or (b) immediately prior to the annual meeting of stockholders of the Company next following the grant date, if the optionee has remained a director for the entire period from the date of grant to such earlier date. Notwithstanding the foregoing, however, Initial Options and Additional Options that have not vested and become exercisable at the time the optionee ceases to be a director shall terminate.

        3.05 Term of Options and Effect of Termination.

                No Nonemployee Directors' Option shall be exercisable after the expiration of ten years from the effective date of its grant. In the event that the Recipient of a Nonemployee Director's Option shall cease to be a director of the Company, all Nonemployee Directors' Options granted to such Recipient shall be exercisable, to the extent already exercisable at the date such Recipient ceases to be a director and regardless of the reason the Recipient ceases to be a director, for a period of five (5) years after that date (or, if sooner, until the expiration of the option according to its terms). In the event of the death of a Recipient of a Nonemployee Director's Option while such Recipient is a director of the Company or within the period after termination of such status during which he or she is permitted to exercise such Option, such Option may be exercised by any person or persons designated by the Recipient on a Beneficiary Designation Form adopted by the Company for such purpose or, if there is no effective Beneficiary Designation Form on file with the Company, by the executors or administrators of the Recipient's estate or by any person or persons who shall have acquired the option directly from the Recipient by his or her will or the applicable laws of descent and distribution.

                                   ARTICLE IV
                      RECAPITALIZATIONS AND REORGANIZATIONS

        4.01 Corporate Transactions.

                If the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the same number of shares of Common Stock that are subject to that Option would have been entitled. In the event of a Change in Control (as defined below), all Nonemployee Directors' Options and any Incentive Awards specified by the Committee or the Board shall immediately vest and become exercisable, and all conditions thereto shall be deemed to have been met. For purposes hereof, a "Change in Control" means the following and shall be deemed to occur if any of the following events occur:

                      (i) Except as provided by subsection (iii) hereof, the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

                      (ii) Individuals who, as of the effective date of the Plan, constitute the Board of Directors of the Company (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, is or was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

                      (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation with any other person, entity or corporation, other than

                            (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company and such other entity outstanding immediately after such merger or consolidation, or

                            (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires forty percent (40%) or more of the combined voting power of the Company's then outstanding voting securities; or

                      (iv) Approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company's assets.

                Notwithstanding the preceding provisions of this Section 4.01, a Change in Control shall not be deemed to have occurred (l) if the "person" described in the preceding provisions of this Section 4.01 is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Company's then outstanding voting securities solely in connection with a public offering of the

Company's securities, or (2) if the "person" described in the preceding provisions of this Paragraph is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended.

        4.02 Determination by the Committee.

                To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all of any part of its business or assets.

                                                                      APPENDIX B

                         LA JOLLA PHARMACEUTICAL COMPANY

                        1995 EMPLOYEE STOCK PURCHASE PLAN
                           (AS PROPOSED TO BE AMENDED)

                The following constitutes the provisions of the La Jolla Pharmaceutical Company 1995 Employee Stock Purchase Plan (as amended and restated effective ________, 2001) (the "PLAN").

1.      PURPOSE.

                The purpose of the Plan is to maintain competitive equity compensation programs and to provide employees of La Jolla Pharmaceutical Company (the "COMPANY") with an opportunity and incentive to acquire a proprietary interest in the Company through the purchase of the Company's Common Stock, thereby more closely aligning the interests of the Company's employees and stockholders. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended ("SECTION 423"). Accordingly, the provisions of the Plan shall be construed to extend and limit participation consistent with the requirements of Section 423.

2.      DEFINITIONS.

                Capitalized terms used in this Plan and not otherwise defined have the meanings set forth below.

                "ADMINISTRATOR" means the Committee, or the Board if the Board asserts administrative authority over the Plan pursuant to Section 13.

                "BOARD" means the Board of Directors of the Company.

                "CODE" means the Internal Revenue Code of 1986, as amended.

                "COMMITTEE" means a committee of members of the Board meeting the qualifications described in Section 13 and appointed by the Board to administer the Plan.

                "COMMON STOCK" shall mean the Common Stock of the Company.

                "COMPENSATION" means base salary or hourly compensation and any cash bonus paid to a participant.

                "ELIGIBLE EMPLOYEE" means any employee of the Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week. For purposes of the Plan, the employment relationship shall be treated as continuing while the individual is on sick leave or other leave of absence approved by the Company, except that when the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

                "ENROLLMENT DATE" means the first day of each Offering Period.

                "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                "EXERCISE DATE" means the last day of each Purchase Period.

                "FAIR MARKET VALUE" of the Common Stock as of the time of any determination thereof means the value of Common Stock determined as follows:

                (1) If the Common Stock is listed on any established stock exchange or trades on the Nasdaq National Market, its Fair Market Value shall be the most recent closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such exchange or system (or the exchange or system with the greatest volume of trading in the Common Stock) as of the time of such determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

                (2) If the Common Stock is not listed on any established stock exchange or traded on the Nasdaq National Market its Fair Market Value shall be the mean between the most recent closing high and low asked prices for the Common Stock as of the time of such determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

                (3) In the absence of an established market for the Common Stock, the Fair Market Value of the Common Stock shall be determined in good faith by the Administrator.

                "OFFERING PERIOD" means (i) the period of twenty-three (23) months commencing on August 1, 1996 and terminating on June 30, twenty-three
(23) months later; (ii) each period of twenty-four (24) months commencing on January 1, 1997 and each January 1 thereafter for the duration of the Plan and terminating on the December 31 twenty-four (24) months later; (iii) each period of twenty-four (24) months commencing on July 1, 1997 and each July 1 thereafter for the duration of the Plan and terminating on the June 30 twenty-four (24) months later; (iv) each period of twenty-four (24) months commencing on October 1, 2000 and each October 1 thereafter for the duration of the Plan and terminating on the September 30 twenty-four (24) months later; and (v) each period of twenty-four (24) months commencing on April 1, 2001 and each April 1 thereafter for the duration of the Plan and terminating on the March 31 twenty-four (24) months later. The Administrator shall have the power to change the duration of Offering Periods without stockholder approval as set forth in
Section 12 or if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

                "OPTION" means the option granted to each participant pursuant to Section 4 upon enrollment in an Offering Period.

                "PERIODIC EXERCISE LIMIT" has the meaning set forth in Section 4(a).

                "PLAN ACCOUNT" means an account maintained by the Company for each participant in the Plan, to which are credited the payroll deductions made for such participant pursuant to Section 5 and from which are debited amounts paid for the purchase of shares upon exercise of such participant's Option pursuant to Section 6.

                "PURCHASE PRICE" as of any Exercise Date means an amount equal to 85% of the Fair Market Value of a share of Common Stock as of the close of business on the Exercise Date or the opening of business on the Enrollment Date for the Offering Period in which such Exercise Date occurs, whichever is lower.

                "PURCHASE PERIOD" means (i) the period of five (5) months commencing on August 1, 1996 and ending on December 31, 1996; (ii) with respect to the Offering Periods beginning on January and July 1, 1997, January and July 1, 1998, and January 1, 1999, each period of six (6) months within any such Offering Period, commencing January 1, 1997 and each July 1 and January 1 thereafter, and ending on the

December 31 or June 30 following such commencement date; (iii) with respect to the Offering Period beginning on July 1, 1999, the period of six (6) months commencing July 1, 1999 and ending on December 31, 1999, the period of six (6) months commencing on January 1, 2000 and ending on June 30, 2000, the period of six (6) months commencing on July 1, 2000 and ending on December 31, 2000, the period of three (3) months commencing on January 1, 2001 and ending on March 31, 2001, and the period of three (3) months commencing on April 1, 2001 and ending on June 30, 2001, (iv) with respect to the Offering Period beginning on January 1, 2000, the period of six (6) months commencing on January 1, 2000 and ending on June 30, 2000, the period of six (6) months commencing on July 1, 2000 and ending on December 31, 2000, and each period of three (3) months commencing on January 1, 2001 and each April 1, July 1, and October 1 thereafter, and ending on the March 31, June 30, September 30 and December 31 following such commencement date; (v) with respect to the Offering Period beginning on July 1, 2000, the period of six (6) months commencing on July 1, 2000 and ending on December 31, 2000, and each period of three (3) months commencing on January 1, 2001 and each April 1, July 1, and October 1 thereafter, and ending on the March 31, June 30, September 30 and December 31 following such commencement date; and
(vi) for any Offering Period commencing on or after October 1, 2000, each period of three (3) months within the Offering Period commencing on October 1, 2000 and each January 1, April 1, July 1, and October 1 thereafter, and ending on the December 31, March 31, June 30, and September 30 following such commencement date.

                "RESERVES" means the number of shares of Common Stock covered by each Option that has not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan, but not yet placed under any Option.

                "RULE 16b-3" means Rule 16b-3 under the Exchange Act and any successor provision.

                "SUBSIDIARY" has the meaning as set forth under Section 424(f) of the Code.

                "TRADING DAY" means a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation System are open for trading.

3.      OFFERING PERIODS AND PARTICIPATION.

                The Plan shall be implemented through a series of consecutive and overlapping Offering Periods. An Eligible Employee may enroll in an Offering Period by delivering a subscription agreement in the form of Exhibit A hereto to the Company's payroll office at least five (5) business days prior to the Enrollment Date for that Offering Period. Eligible Employees shall participate in only one Offering Period at a time, and a subscription agreement in effect for a Plan participant for a particular Offering Period shall continue in effect for subsequent Offering Periods if the participant remains an Eligible Employee and has not withdrawn pursuant to Section 8.

4.      OPTIONS.

                (a) Grants. On the Enrollment Date for each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an Option to purchase (i) on each Exercise Date for any six-month Purchase Period in such Offering Period (at the applicable Purchase Price) up to that number of shares of Common Stock determined by dividing $12,500 by the Fair Market Value of a share of Common Stock as of the opening of business on the Enrollment Date, and (ii) on each Exercise Date for any three-month Purchase Period in such Offering Period (at the applicable Purchase Price) up to that number of shares of Common Stock determined by dividing $6,250 by the Fair Market Value of a share of Common Stock as of the opening of business on the Enrollment Date (such number of shares being the "PERIODIC EXERCISE LIMIT"). The Option shall expire immediately after the last Exercise Date of the Offering Period.

                (b) Grant Limitations. Any provisions of the Plan to the contrary notwithstanding, no participant shall be granted an Option under the
Plan:

                      (i) if, immediately after the grant, such participant (or
                any other person whose stock would be attributed to such participant pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary; or

                      (ii) which permits such participant's rights to purchase
                stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such Option is granted) in any calendar year.

                (c) No Rights in Respect of Underlying Stock. The participant will have no interest or voting right in shares covered by an Option until such Option has been exercised.

5.      PAYROLL DEDUCTIONS.

                (a) Participant Designations. The subscription agreement applicable to an Offering Period shall designate payroll deductions to be made on each payday during the Offering Period as a whole number percentage not exceeding ten percent (10%) of such Eligible Employee's Compensation for the pay period preceding such payday, provided that the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period.

                (b) Plan Account Balances. The Company shall make payroll deductions as specified in each participant's subscription agreement on each payday during the Offering Period and credit such payroll deductions to such participant's Plan Account. A participant may not make any additional payments into such Plan Account. No interest will accrue on any payroll deductions. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

                (c) Participant Changes. A participant may discontinue his or her participation in the Plan as provided in Section 8, or may increase or decrease (subject to such limits as the Administrator may impose) the rate of his or her payroll deductions during any Purchase Period by filing with the Company a new subscription agreement authorizing such a change in the payroll deduction rate. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement, unless the Company elects to process a given change in participation more quickly.

                (d) Decreases. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 4(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period that is scheduled to end during a calendar year (the "CURRENT PURCHASE PERIOD") when the aggregate of all payroll deductions previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 8.

                (e) Tax Obligations. At the time of each exercise of a participant's Option, and at the time any Common Stock issued under the Plan to a participant is disposed of, the participant must adequately provide for the Company's federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the Option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the participant.

                (f) Statements of Account. The Company shall maintain each participant's Plan Account and shall give each Plan participant a statement of account at least annually. Such statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any, for the period covered.

6.      EXERCISE OF OPTIONS.

                (a) Automatic Exercise on Exercise Dates. Unless a participant withdraws as provided in Section 8, his or her Option for the purchase of shares will be exercised automatically on each Exercise Date within the Offering Period in which such participant is enrolled for the maximum number of shares of Common Stock, including fractional shares, as can then be purchased at the applicable Purchase Price with the payroll deductions accumulated in such participant's Plan Account and not yet applied to the purchase of shares under the Plan, subject to the Periodic Exercise Limit. During a participant's lifetime, a participant's Options to purchase shares hereunder are exercisable only by the participant.

                (b) Delivery of Shares. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate or book entry transfer representing the shares purchased upon exercise of his or her Option, provided that the Company may in its discretion hold fractional shares for the accounts of the participants pending aggregation to whole shares.

                (c) Compliance with Law. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the participant for whom an Option is exercised to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. Shares issued upon purchase under the Plan may be subject to such transfer restrictions and stop-transfer instructions as the Administrator deems appropriate.

                (d) Excess Plan Account Balances. If, due to application of the Periodic Exercise Limit, there remains in a participant's Plan Account immediately following exercise of such participant's Option on an Exercise Date any cash accumulated during the Purchase Period immediately preceding such Exercise Date and not applied to the purchase of shares under the Plan, such cash shall promptly be returned to the participant.

7.      AUTOMATIC TRANSFER TO LOW PRICE OFFERING PERIOD.

                If the Fair Market Value of the Common Stock as of the close of business on any Exercise Date is lower than the Fair Market Value of the Common Stock as of the opening of business on the Enrollment Date for the Offering Period in which such Exercise Date occurs, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their Options on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

8.      WITHDRAWAL; TERMINATION OF EMPLOYMENT.

                (a) Voluntary Withdrawal. A participant may withdraw from an Offering Period by giving written notice to the Company's payroll office at least five (5) business days prior to the next Exercise Date. Such withdrawal shall be effective beginning five business days after receipt by the Company's payroll office of notice thereof. On or promptly following the effective date of any withdrawal, all (but not less than all) of the withdrawing participant's payroll deductions credited to his or her Plan Account and not yet applied to the purchase of shares under the Plan will be paid to such participant, and on the effective date of such withdrawal such participant's Option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of any succeeding Offering Period unless the participant delivers to the Company a new subscription agreement with respect thereto.

                (b) Termination of Employment. Promptly after a participant's ceasing to be an Eligible Employee for any reason the payroll deductions credited to such participant's Plan Account and not yet applied to the purchase of shares under the Plan will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 10, and such participant's Option will be automatically terminated, provided that, if the Company does not learn of such death more than five (5) business days prior to an Exercise Date, payroll deductions credited to such participant's Plan account may be applied to the purchase of shares under the Plan on such Exercise Date.

9.      TRANSFERABILITY.

                Neither payroll deductions credited to a participant's Plan Account nor any rights with regard to the exercise of an Option or to receive shares under the Plan nor any Option itself may be assigned, transferred, pledged or otherwise disposed of by the participant in any way other than by will, the laws of descent and distribution or as provided in Section 10 hereof. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrator may treat such act as an election to withdraw from an Offering Period in accordance with Section 8.

10.     DESIGNATION OF BENEFICIARY.

                A participant may file a written designation of a beneficiary who is to receive any cash from the participant's Plan Account in the event of such participant's death and any shares purchased for the participant upon exercise of his or her Option but not yet issued. If a participant is married and the designated beneficiary is not the spouse, spousal consent may be required for such designation to be effective. A designation of beneficiary may be changed by a participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11.     STOCK.

                The maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be 800,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in
Section 12. If on a given Enrollment Date or Exercise Date the number of shares with respect to which Options are to be granted or exercised exceeds the number of shares then available under the Plan, the Administrator shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. Shares of Common Stock subject to unexercised Options that expire, terminate or are cancelled will again become available for the grant of further Options under the Plan.

12.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET
        SALE.

                (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the Purchase Price, Periodic Exercise Limit, and other characteristics of the Options, shall be appropriately and proportionately adjusted for any increase or decrease or exchange in the issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, exchange or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. The Administrator may, if it so determines in the exercise of its sole discretion, provide for adjusting the Reserves, as well as the Purchase Price, Periodic Exercise Limit, and other characteristics of the Options, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

                (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all pending Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator, and all Plan Account balances will be paid to participants as appropriate consistent with applicable law.

                (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or other combination (the "TRANSACTION") of the Company with or into another entity, each Option under the Plan shall be assumed or an equivalent option shall be substituted by such successor entity or a parent or subsidiary of such successor entity, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "NEW EXERCISE DATE"). If the Administrator shortens the Offering Periods then in progress in lieu of assumption or substitution, the Administrator shall notify each participant in writing, at least ten (l0) days prior to the New Exercise Date, that the Exercise Date for such participant's Option has been changed to the New Exercise Date and that such participant's Option will be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 8 (provided that, in such case, the participant's withdrawal shall be effective if notice thereof is delivered to the Company's payroll office at least two (2) business days prior to the New Exercise Date). For purposes of this Section, an Option granted under the Plan shall be deemed to be assumed if, following the Transaction the Option confers the right to purchase at the Purchase Price (provided that for such purposes the Fair Market Value of the Common Stock on the New Exercise Date shall be the value per share of the consideration paid in the Transaction), for each share of stock subject to the Option immediately prior to the Transaction, the consideration (whether stock, cash or other securities or property) received in the Transaction by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Transaction was not solely common equity of the successor entity or its parent (as defined in Section 424(e) of the Code), the Administrator may, with the consent of the successor entity and the participant, provide for the consideration to be received upon exercise of the Option to be solely common equity of the successor entity or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Transaction.

13.     ADMINISTRATION.

                The Plan shall be administered by the Committee, which shall have the authority to construe, interpret and apply the terms of the Plan and any agreements defining the rights and obligations of the Company and participants under the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator may, in its discretion, delegate ministerial responsibilities under the Plan to the Company. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties. Any action of the Committee shall be taken pursuant to a majority vote or by the unanimous written consent of its members. The Committee shall consist of three or more members of the Board, each of whom shall be disinterested within the meaning of Rule 16b-3, provided, however, that the number of members of the Committee may be reduced or increased from time to time by the Board to the number required or allowed by Rule 16b-3. The Board may from time to time in its discretion exercise any responsibilities or authority allocated to the Committee under the Plan. No member of the Committee or any designee thereof will be liable for any action or determination made in good faith with respect to the Plan or any transaction arising under the Plan.

14.     AMENDMENT OR TERMINATION.

                (a) Administrator's Discretion. The Administrator may, at any time and for any reason, terminate or amend the Plan. Except as provided in
Section 12, no such termination can affect Options previously granted, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that such termination is in the best interests of the Company and its stockholders. Except as provided herein, no amendment may make any change in any Option theretofore granted that adversely affects the rights of any participant. To the extent necessary to comply with and qualify under Rule 16b-3 or under Section 423 (or any successor rule or provision or any other applicable law or regulation), the Administrator shall obtain stockholder approval of amendments to the Plan in such a manner and to such a degree as required.

                (b) Administrative Modifications. Without stockholder consent (except as specifically required by applicable law or regulation) and without regard to whether any participant rights may be considered to have been "adversely affected," the Administrator shall be entitled to amend the Plan to the extent necessary to comply with and qualify under Rule 16b-3 and Section 423, change the Purchase Periods and/or Offering Periods, limit the frequency and/or number of changes in payroll deductions during Purchase Periods and/or Offering Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable and which are consistent with the Plan.

15.     TERM OF PLAN.

                The Plan shall become effective upon the first Enrollment Date after its approval by the stockholders of the Company and shall continue in effect for a term of twenty (20) years unless sooner terminated pursuant to
Section 14.

16.     MISCELLANEOUS.

                (a) Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

                (b) Subsidiaries. The Administrator may from time to time in its discretion permit persons who are employees of any Subsidiary whose customary employment is for more than five months per calendar year and for more than 20 hours per week to participate in the Plan on the same terms as Eligible Employees hereunder.

                (c) Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Board adopts the Plan. If such stockholder approval is not obtained, the Plan and all rights to the Common Stock purchased under the Plan shall be null and void and shall have no effect.

                (d) Additional Restrictions of Rule 16b-3. The terms and conditions of Options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such Options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                (e) No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of an employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

                (f) Applicable Law. The laws of the State of California shall govern all matters relating to the Plan, except to the extent (if any) superseded by the laws of the United States.

                (g) Headings. Headings used herein are for convenience of reference only and do not affect the meaning or interpretation of the Plan.

                                    EXHIBIT A

                         LA JOLLA PHARMACEUTICAL COMPANY
                        1995 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

_____ Original Application                          Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)

1. I, ________________________, hereby elect to participate in the La Jolla Pharmaceutical Company 1995 Employee Stock Purchase Plan (the "Plan") and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% (not to exceed 10%) of my Compensation (as defined in the Plan) on each payday during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my Option on each Exercise Date within the Offering Period.

4. I have received a copy of the complete Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan, that capitalized terms used herein have the same meanings as ascribed thereto in the Plan, and that in case of any inconsistency between this Subscription Agreement and the Plan, the Plan shall govern. I understand that the grant of the Option by the Company under this Subscription Agreement is subject to stockholder approval of the Plan.

5. Shares purchased for me under the Plan should be issued in the name(s) of (employee and/or spouse only):
      __________________________________________________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within two years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or within one year after the Exercise Date (the date I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Exercise Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares, and I will make adequate provision for Federal, State or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my Compensation or other amounts payable to me the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the one-year and two-year holding periods described above, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (b) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain or loss, if any, recognized on such disposition will be taxed as capital gain or loss. I understand that this tax summary is only a summary for general information purposes and is subject to change and I agree to consult with my own tax advisors for definitive advice regarding the tax consequences to me of participation in the Plan and sale of shares purchased thereunder.

7. I agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive (in proportion to the percentages listed below) all payments and shares due me under the Plan (use additional sheets to add beneficiaries):

      NAME: (Please print)
                           -----------------------------------------------------
                                 (First)         (Middle)          (Last)

           ------------------------------   ------------------------------------
           Relationship

           Percentage:
                       -------------        ------------------------------------
                                            (Address)

      NAME: (Please print)
                           -----------------------------------------------------
                                 (First)         (Middle)          (Last)

           ------------------------------   ------------------------------------
           Relationship

           Percentage:
                       -------------        ------------------------------------
                                            (Address)


Employee's Social Security Number:
                                            ------------------------------------
Employee's Address:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
      ---------------------------           ------------------------------------
                                            Signature of Employee

                                            ------------------------------------
                                            Spouse's Signature (If beneficiary
                                            other than spouse)

                                                                      APPENDIX C



                         LA JOLLA PHARMACEUTICAL COMPANY

                             AUDIT COMMITTEE CHARTER



                                  ORGANIZATION

        There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be comprised of at least 3 directors, each of whom shall be independent of the management of La Jolla Pharmaceutical Co. and meet applicable NASD independence standards as follows:

     1. Not employed by the Company or its affiliates in the current or past three years;

     2. Not accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year (except for board service or non-discretionary compensation);

     3. Not an immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;

     4. Not been a partner, controlling stockholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other that those which arise solely from investments in the Company's securities) that exceed five percents of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     5. Not been employed as an executive officer of another entity where any of the Company's executives serve on that entity's compensation committee.


        All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

        Under exceptional circumstances and limited to only one director, the Board can "override" the "independence" requirement for serving on the Audit Committee if the non-independent director is neither a current employee of the Company nor an immediate family member of such employee. The Board may exercise this "override" if it determines that the non-independent director's membership on the Audit Committee is required by the best interests of the Company and its stockholders, and the Board discloses, in its next annual proxy statement subsequent to such determination, the nature of such director's relationship and the reasons for such determination.


        The members of the Audit Committee and the Audit Committee Chairman shall be designated by the full Board of Directors.

                               STATEMENT OF POLICY

        The Audit Committee, working with such expert assistance as may be appropriate under the circumstances, shall provide assistance to the Company's directors in fulfilling their responsibilities relating to corporate accounting and financial reporting practices of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the Company's independent accountants and the financial management of the Company. Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits (this is the responsibility of the independent accountants) or to determine that the Company's financial statements are complete and accurate (this is the responsibility of management).

                                RESPONSIBILITIES


           The Audit Committee shall have the authority to undertake the following duties and responsibilities:

     1. Assist the Board of Directors in the selection, evaluation and, where appropriate, replacement of the Company's independent accountants.

     2. Ascertain the appropriateness of the audit fees and expenses paid to the independent accountants.

     3. Review with the independent accountants and financial management of the Company the scope and results of the annual and other audits, including any comments or recommendations of the independent accountants.

     4. Review, in conjunction with and based on the advice of, the independent accountants and financial and accounting personnel of the Company, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls procedures or particular areas where new or more detailed controls or procedures are desirable.

     5. Inquire of management and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

     6. Review and discuss with management and the independent accountants the judgments and processes used by management to arrive at accounting estimates.

     7. Review with management and the independent accountants at the completion of the annual audit:

          a. the Company's annual financial statements and related footnotes contained in the annual report to stockholders, and the Company's compliance with applicable SEC requirements;

          b. the independent accountants' audit of the financial statements and their report thereon, including a report as to any significant changes required in the independent accountants' audit plan;

          c.   any changes in accounting principles; and

          d. other matters related to the conduct of the audit as are to be communicated to the Audit Committee under generally accepted auditing standards.

     8. Receive from the Company's independent accountants a formal written statement delineating all relationships between such accountants and the Company, consistent with Independence Standards Board Standard 1, actively engage in a dialogue with such accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of such accountants and take, or recommend that the Board take, appropriate action to oversee the independence of such accountants.

     9. Review, or designate a committee member who reviews, in each case in conjunction with management and the independent accountants, quarterly financial reports before they are filed with the SEC or other regulators.

     10. Review, in conjunction with counsel, legal and regulatory matters of a financial nature that may have a material impact on the financial statements, related to Company compliance policies and programs and reports received from regulators.

     11. Prepare a letter or statement for inclusion in the annual report or annual proxy statement to the stockholders that describes the Audit Committee's composition and responsibilities, and how they were discharged.

     12. The Audit Committee will perform such other functions as assigned by law, the Company's charter or by-laws, or the Board of Directors.

     13.  Review and update the Audit Committee's Charter annually.

                                    MEETINGS


        It is anticipated that the Audit Committee will meet at least twice in each fiscal year. However, the Audit Committee may establish its own schedule. Each meeting shall include an executive session that will allow the Audit Committee to maintain free and open communications with the Company's independent accountants.

        The Audit Committee shall meet periodically with the Chief Financial Officer and/or Controller of the Company and at least annually to review the financial affairs of the Company. The Audit Committee shall meet with the independent accountants of the Company, at such times as it deems appropriate, to review such accountants' examination and management report.

        The Audit Committee is authorized, by majority vote or unanimous written consent of its members, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action of the Committee by vote at any such meeting or by unanimous written consent of the members thereof, and unless and until any such procedures are formally adopted by the Audit Committee, the procedures with respect to calling, noticing and holding meetings of the Audit Committee and conducting business of the Audit Committee shall be the same as those provided in the By-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board.

                                     REPORTS

        The Audit Committee may present its summaries of recommendations to the Board in written or oral form. The Audit Committee recommendations shall be incorporated as a part of the minutes of the Board meeting at which those recommendations are presented.

                                     MINUTES


        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

                    ACCOUNTABILITY OF INDEPENDENT ACCOUNTANTS

        The Company's independent accountants are ultimately accountable to the Board and the Audit Committee as representatives of the stockholders.

                                      OTHER

        The Audit Committee shall have the right, as and when it shall determine to be necessary or appropriate to the functions of the Audit Committee:

     1. At the Company's expense and not at the expense of the members thereof, to retain counsel (which may be, but need not be, the regular corporate counsel to the Company) and other advisors to assist it in connection with its functions; and

     2. To request, and to rely upon, advice, orally or in writing, from the Chief Executive Officer and the Chief Financial Officer and/or Controller of the Company and from any representative of the independent accountants to the Company participating in such independent accountants' engagement by the Company, concerning aspects of the operation or financial condition of the Company relevant to the functions of the Audit Committee.

                                   COOPERATION


        The Audit Committee hereby requests that officers of the Company cooperate with the Audit Committee and render such assistance to it as it shall seek in carrying out its functions.

                         LA JOLLA PHARMACEUTICAL COMPANY
                             6455 NANCY RIDGE DRIVE
                               SAN DIEGO, CA 92121

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints Steven B. Engle and Gail A. Sloan, as proxies with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated below, all of the shares of common stock of La Jolla Pharmaceutical Company, held by the undersigned on March 21, 2001, at the Annual Meeting of Stockholders to be held on Friday, May 18, 2001, and any adjournment thereof with like effect as if the undersigned were personally present and voting upon the following matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE NAMED NOMINEES, FOR AMENDMENT OF THE 1994 STOCK INCENTIVE PLAN, IN BOTH RESPECTS, AND FOR AMENDMENT OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN. THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF MAILING THE NOTICE OF ANNUAL MEETING AND THE ENCLOSED PROXY STATEMENT.

            CONTINUED ON THE REVERSE SIDE WHERE PROXY IS TO BE SIGNED

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

                         LA JOLLA PHARMACEUTICAL COMPANY
                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 18, 2001



                Please Detach and Mail in the Envelope Provided


A   [X]  Please mark your
         votes as in this
         example.


                           WITHHOLD
                          AUTHORITY
                         to vote for
                 FOR   nominees listed    Nominees:
1. ELECT TWO     [ ]         [ ]          ROBERT A. FILDES, PH.D.                                              FOR  AGAINST  ABSTAIN
   CLASS II                               STEPHEN M. MARTIN         2.  AMEND THE 1994 STOCK INCENTIVE PLAN    [ ]    [ ]      [ ]
   DIRECTORS                                                            to increase the total shares
   NAMED BELOW                                                          authorized for issuance under this
   to serve                                                             plan by 1,700,000 to a total of
   until                                                                5,200,000.
   the annual meeting of stockholders to
   be held in the year 2004 and until                               3.  AMEND THE 1994 STOCK INCENTIVE PLAN    [ ]    [ ]      [ ]
   their successors have been duly                                      to increase the annual limit on the
   elected and qualified.                                               amount of shares available under
                                                                        awards granted to a participant from
                                                                        400,000 to 600,000.
TO  WITHHOLD  AUTHORITY  TO VOTE FOR ANY
ONE OR MORE OF THE NOMINEES NAMED ABOVE,                            4.  AMEND THE 1995 EMPLOYEE STOCK          [ ]    [ ]      [ ]
STRIKE THROUGH THAT/THOSE NAME(S).                                      PURCHASE PLAN to increase the total
                                                                        shares available for sale and
                                                                        issuance under the plan by 300,000
                                                                        to a total of 800,000.

                                                                    The undersigned hereby acknowledges receipt of the Notice of
                                                                    Annual Meeting of Stockholders and Proxy Statement furnished herewith and directs that his or her votes be cast by the
                                                                    above named proxies in the manner directed herein.

                                                                    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                                                                    USING THE ENCLOSED ENVELOPE.


SIGNATURE                                                     DATED                                        , 2001
          -------------------------------------------------         --------------------------------------

                                                                    --------------------------------------

NOTE: Signature should agree with the name(s) printed hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney. Please sign and return this proxy in the enclosed envelope. The giving of this proxy will not affect your right to vote in person if you attend the annual meeting. You may also submit to the Secretary of the Company a later dated revocation or amendment to this proxy on any of the issues set forth above.